As filed with the Securities and Exchange Commission on October 8, 2019

Securities Act File No. 333-233484

Investment Company Act File No. 811-22485

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 11

Aberdeen Income Credit Strategies Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200
Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq.	Kevin T. Hardy, Esq.
Willkie Farr & Gallagher LLP	Skadden, Arps, Slate, Meagher & Flom LLP
787 Seventh Avenue	55 North Wacker Drive
New York, New York 10019-6099	Chicago, lllinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐ Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box)

☐                                    when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐                                    This amendment designates a new effective date for a previously filed registration statement.

☐                                    The Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is      .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)		Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.001 par value	4,358,024		$12.35	$53,821,596	$6986.04	(3)
Rights to Purchase Common Shares	13,074,072	(2)	None	None	None

(1)         Estimated solely for the purpose of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low sales prices reported on the New York Stock Exchange of $12.35 on October 3, 2019.

(2)         No separate consideration will be received by the Registrant.

(3)         No separate consideration will be received by the Registrant for the Rights.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated October 8, 2019

Aberdeen Income Credit Strategies Fund

4,358,024 Common Shares

Issuable Upon Exercise of Transferable Rights to Subscribe for Common Shares

Aberdeen Income Credit Strategies Fund (the “Fund”) is issuing transferable rights (“Rights”) to its shareholders of record as of the close of business on October 16, 2019 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for an aggregate of 4,358,024 common shares of beneficial interest, par value $0.001 per common share (the “Common Shares”). The holders of Common Shares (the “Common Shareholders”) of record on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every three Rights held (1 for 3), and Common Shareholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Shares covered by any unexercised Rights. Any Record Date Shareholder that owns fewer than three Common Shares as of the close of business on the Record Date is entitled to subscribe for one full Common Share in the Offer.

The Fund’s outstanding Common Shares are, and the Common Shares issued pursuant to the exercise of the Rights will be, listed on the New York Stock Exchange (“NYSE”). The Fund’s Common Shares trade under the symbol “ACP.” The Rights are transferable and will be admitted for trading on the NYSE under the symbol “ACP RT” during the course of the Offer. See “The Offer” for a complete discussion of the terms of the Offer.

The Offer will expire at 5:00 p.m., New York City time, on November 13, 2019, unless extended as described in this Prospectus (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date, as such date may be extended from time to time, and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 82% of the net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day.

Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $11.03 per Common Share and, except in limited circumstances, will not be able to rescind their subscription.

The NAV of the Fund’s Common Shares at the close of business on October 4, 2019 was $12.43 and the last reported sale price of a Common Share on the NYSE on that date was $12.04, representing a discount to NAV of 3.14%.

Investing in Rights and/or in the Common Shares involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Rights and/or Common Shares, you should read the discussion of the principal risks of investing in the Fund, including that the Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities. The principal risks of investing in the Fund are summarized in “Prospectus Summary — Risk Factors” beginning on page 16 of this Prospectus and further described in “Risk Factors” beginning on page 73 of this Prospectus.

In addition, you should consider the following:

•                  Upon completion of the Offer, Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those Common Shareholders.

•                  In addition, if the Subscription Price is less than the NAV as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price per Common Share will be. However, assuming full exercise of the Rights being offered at the Subscription Price and assuming that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Share as of October 4, 2019), it is estimated that the per share dilution resulting from the Offer would be $0.49, or 3.92%. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Shareholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

•                  There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the Rights will be. See “The Offer — Dilution and Effect of Non-Participation in the Offer” beginning on page 50 of this prospectus.

•                  All costs of the Offer will be borne by the Fund, and indirectly by current Common Shareholders whether they exercise their Rights or not.

•                  Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

•                  The Fund has declared a monthly distribution payable on October 29, 2019 with a record date of October 21, 2019, which will not be payable with respect to Common Shares issued pursuant to the Offer. The Fund also expects to declare a monthly distribution to Common Shareholders payable on or about November 29, 2019 with a record date on or about November 5, 2019, which will not be payable with respect to Common Shares that are issued pursuant to the Offer after such record date.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Common Share	Total(5)
Estimated Subscription Price(1)	$11.03	$48,069,005
Estimated sales load(2)	$0.41	$1,802,588
Estimated proceeds, before expenses, to the Fund(3)(4)	$10.62	$46,266,417

(footnotes on the next page)

UBS Investment Bank

(continued from previous page)

(1)      Estimated on the basis of 90% of the average of the last reported sales price per Common Share at the close of trading on the NYSE on October 4, 2019 and each of the four (4) preceding trading days. See “The Offer — Subscription Price.”

(2)      UBS Securities LLC, the dealer manager for the Offer (the “Dealer Manager”), will receive a fee from the Fund for its financial structuring and solicitation services equal to 3.75% of the Subscription Price per Common Share issued pursuant to the Offer (including pursuant to the over-subscription privilege), which is estimated to be $1,802,588 in total and $0.41 per Common Share (assuming the Rights are fully exercised at the estimated subscription price). The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Dealer Manager fee will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights. See “Distribution Arrangements” and “Compensation to Dealer Manager.”

(3)      Before deduction of expenses associated with the Offer incurred by the Fund, estimated at $573,555 (or $0.13 per Common Share), including an aggregate of up to $150,000 to be paid to the Dealer Manager as reimbursement for its expenses and up to $10,000 of expenses paid by the Fund relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers, and other expenses of issuance and distribution (including registration, filing and listing fees and legal and accounting fees and expenses), estimated to be $413,555.  After deduction of such offering expenses, the per Common Share and total dollar amount of proceeds to the Fund are estimated at $10.48 and $45,692,862, respectively. The expenses associated with the Offer are paid by the Fund and indirectly by the Common Shareholders, including those who do not exercise their Rights, and will immediately reduce the NAV of each outstanding Common Share.

(4)      Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated account pending proration and distribution of Common Shares. The subscription agent may receive investment earnings on the funds deposited into such account.

(5)      Assumes all Rights are exercised at the estimated Subscription Price. All of the Rights offered may not be exercised.

The Fund announced the terms of this Offer after the close of trading on the NYSE on October 2, 2019.

Investment Objectives. The Fund is a diversified, closed-end management investment company whose primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Principal Investment Strategy; Leverage. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions. The Fund expects to emphasize high current income, with a secondary emphasis on capital appreciation, by investing generally in senior secured floating rate and fixed rate loans (“Senior Loans”) and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund is permitted to have financial leverage representing up to the maximum extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such leverage). As of April 30, 2019, the Fund’s use of leverage as a percentage of managed assets was 30.4%. See “Investment Objectives and Principal Investment Strategy” and “Leverage” below and “Investment Restrictions” in the Statement of Additional Information, dated [    ], 2019 (the “SAI”).

This Prospectus sets forth information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. The SAI has been filed with the SEC. A table of contents for the SAI is located on page 109 of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, and additional information about the Fund, and may make other shareholder inquiries, by calling Investor Relations toll-free at 1-800-522-5465, by writing to the Fund or visiting the Fund’s website (http:/www.aberdeenacp.com).

Beginning with shareholder reports for the period ending April 30, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 877-525-7330 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus summary	1

Summary of Fund expenses	30

Financial highlights	33

The Offer	35

Distribution arrangements	44

Compensation to Dealer Manager	46

The Fund	51

Use of proceeds	51

Description of Common Shares	52

Investment objectives and principal investment strategy	53

Risk factors	73

Management of the Fund	91

Net asset value of Common Shares	94

Distributions	94

Tax matters	95

Closed-end fund structure	98

Dividend reinvestment plan	99

Description of capital structure	101

Custodian, dividend paying agent, transfer agent and registrar	107

Legal opinions	107

Independent registered public accounting firm	107

Additional information	107

Table of contents for the statement of additional information	109

v

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

Cautionary notice regarding forward-looking statements

This Prospectus, and the SAI, incorporated by reference into the Prospectus, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in this Prospectus or in the SAI are made as of the date of this Prospectus or SAI, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated, to update any forward-looking statement.

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. This Prospectus summary may not contain all of the information that is important to each Common Shareholder. Accordingly, to understand the Offer fully, Common Shareholders are encouraged to read the entire Prospectus carefully. Unless otherwise indicated, the information in this Prospectus assumes that the Rights issued are all exercised. As used in this Prospectus, the terms “the Fund,” “our,” and “us” refer to the Aberdeen Income Credit Strategies Fund, a diversified, closed-end management investment company organized as a statutory trust under the laws of the State of Delaware and the issuer of the Rights, unless the context suggests otherwise.

THE OFFER AT A GLANCE

Purpose of the Offer

The board of trustees of the Fund (the “Board”), based on the recommendations and presentations of Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) and Aberdeen Standard Investments Inc. (“ASI” or the “Sub-Adviser,” and collectively with the Adviser, the “Advisers”), the Fund’s investment adviser and sub-adviser, respectively, and others, has determined that it is in the best interests of the Fund and its Common Shareholders to conduct the Offer, thereby increasing the assets of the Fund available for investment.

The Advisers believe that a variety of factors indicate that there may continue to be a robust opportunity to invest in U.S. and European high yield and leveraged loan instruments and new opportunities in emerging markets. The Advisers believe that the Fund would benefit from increased diversification, additional U.S. and European issuer exposure and emerging market debt exposure. Using the proceeds of the Offer, the Fund will seek to capitalize on these developments and enhance the Fund’s returns by making investments in companies the Advisers believe offer attractive opportunities for yield enhancement and/or NAV appreciation potential. In making such investments, the Fund will seek to capitalize on market inefficiencies and to reallocate the portfolio of the Fund to opportunistically emphasize those investments, geographies and categories of investments believed to be best suited to the current investment and interest rate environment and market outlook.

The Advisers expect that the Offer will provide an opportunity to increase the assets of the Fund available for investment, thereby better enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation. The Advisers have an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Advisers based on a percentage of the Fund’s Managed Assets (the greater the Managed Assets of the Fund, the greater the compensation paid to the Advisers). “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the purpose of calculating Managed Assets, derivatives are valued at their market value.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price. The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful. See “The Offer — Purpose of the Offer.”

Dilution and Effect of Non-Participation in the Offer

Upon completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those Common Shareholders. Further, both the dealer manager fee and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding Common Share.

In addition, if the Subscription Price is less than the NAV as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Shareholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s Common Shares. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price per Common Share will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the Fund’s current NAV, this dilution could be substantial. For example, assuming that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Share as of October 4, 2019) and all of the Common Shares are sold at the estimated Subscription Price and after deducting the dealer manager fee and all expenses related to the issuance of the Common Shares, the per share NAV would be reduced by approximately $0.49 or 3.92%. Record Date Shareholders will experience a decrease in the NAV of the Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights.

The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. See “The Offer — Dilution and Effect of Non-Participation in the Offer.”

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per Common Share (as of October 4, 2019)	$12.43
(b)	Total net assets (as of October 4, 2019)	$162,468,402
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer (“per share dilution”)(1)(2)	$0.49
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	3.92%

(1)

Assumes full exercise of the Rights being offered, that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Shares on October 4, 2019), and that all of the Common Shares are sold at the estimated Subscription Price of $11.03 and deducts the dealer manager fee and all expenses related to the issuance of the Common Shares in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Shareholders whether or not they exercise their Rights.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund’s NAV per Common Share (as of October 4, 2019). The Fund’s estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of Common Shares outstanding as of October 4, 2019 was 13,074,072. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 17,432,096. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Shareholders whether or not they exercise their Rights.

Important terms of the Offer

The Fund is issuing to Common Shareholders of record at the close of business on October 16, 2019, the Record Date, one transferable Right for each whole Common Share held. Each Common Shareholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one Common Share for every three Rights held (1 for 3). The Fund will not issue fractional Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Shareholder that owns fewer than three Common Shares as of the close of business on the Record Date is entitled to subscribe for one full Common Share in the Offer. Record Date Shareholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders, except as described under “The Offer — Foreign Common Shareholders.” We refer to a Rights holder’s right to acquire during the subscription period at the Subscription Price one additional Common Share for every three Rights held (or in the case of any Record Date Shareholder who owns fewer than three Common Shares as of the close of business on the Record Date, the right to acquire one Common Share), as the “Primary Subscription.”

Rights holders may exercise Rights at any time after issuance on October 16, 2019 and prior to 5:00 p.m., New York City time, on November 13, 2019, the Expiration Date, unless otherwise extended by the Fund (the “Subscription Period”). See “The Offer — Expiration of the Offer.” The Rights are transferable and will be admitted for trading on the NYSE under the symbol “ACP RT” during the course of the Offer. See “The Offer — Transferability and Sale of Rights.”

Common Shares of the Fund, as a closed-end fund, can trade at a discount to NAV. Upon exercise of Rights, Common Shares are expected to be issued at a price below NAV per Common Share.

An investor who acquires Common Shares in the Offer issued after the record date for a monthly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires Common Shares in the Offer will not receive the Fund’s dividend payable on October 29, 2019 to Common Shareholders of record at the close of business on October 21, 2019 and an investor who acquires Common Shares in the Offer issued after the record date for the Fund’s November dividend (which is expected to be November 5, 2019), if declared by the Board, will not receive such dividend.

Record Date Shareholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to an over-subscription privilege under which they may subscribe for additional Common Shares at the Subscription Price. Any Common Shares made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer — Over-Subscription Privilege.”

In this Prospectus, we use the terms “Common Shareholders” to refer to any person that holds Common Shares, “Record Date Shareholders” to refer to those Common Shareholders that held their Common Shares on the Record Date and “Existing Rights Holders” to refer to those persons (i) that are Record Date Shareholders to whom the Rights were issued initially to the extent that a Record Date Shareholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

Subscription Price

The Subscription Price will be determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date, and each of the four (4) preceding trading days. If, however, the Formula Price is less than 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day. Since the Subscription Price will be determined on the Expiration Date, Rights holders who decide to acquire Common Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege (defined below) will not know the Subscription Price of those Common Shares when they make such decisions. The Fund will pay a sales load on the Subscription Price. See “The Offer — Subscription Price.”

Over-Subscription Privilege

Record Date Shareholders who fully exercise all Rights initially issued to them (other than those Rights to acquire less than one Common Share, which cannot be exercised) are entitled to subscribe for additional Common Shares which were not subscribed for by other Record Date Shareholders at the same Subscription Price, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege” (the “Over-Subscription Privilege”). Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase the Fund’s Common Shares pursuant to the Offer (e.g., Rights acquired in the secondary market), are not entitled to subscribe for any of the Fund’s Common Shares pursuant to the Over-Subscription Privilege. If sufficient Common Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. If these requests for Common Shares exceed the Common Shares available, the available Common Shares will be allocated pro rata among Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Any Common Shares issued pursuant to the Over-Subscription Privilege will be Common Shares registered under the Prospectus.

Transferability and sale of Rights

The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date of the Offer and will be admitted for trading on the NYSE under the symbol “ACP RT” during the course of the Offer.

The Offer may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Offer, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such Common Shareholders who had elected to exercise their Rights.

Trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop.

The value of the Rights, if any, will be reflected by their market price on the NYSE. Rights may be sold by individual holders through their broker or financial advisor. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date Shareholder who sells any Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will not be eligible to participate in the Over-Subscription Privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the subscription certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular-

way basis until and including the last NYSE trading day prior to the completion of the Subscription Period. The Rights are expected to begin trading ex-Rights one Business Day prior to the Record Date.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold Common Shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any Over-Subscription Privilege.

Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves.

Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., New York City time, on November 4, 2019 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, six (6) Business Days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses.

Alternatively, the Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. See “The Offer — Transferability and Sale of Rights.”

Additional Information on the Transferability of Rights. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Offering expenses

The expenses of the Offer incurred by the Fund (and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights) are expected to be approximately $573,555, including partial reimbursement of the Dealer Manager for its expenses incurred in connection with the offering in an amount up to $150,000.

Use of proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold at the estimated Subscription Price, are estimated to be approximately $45,692,862, after deducting the sales load and expenses associated with the Offer. The Advisers anticipate that investment of the net proceeds of the Offer in accordance with the Fund’s investment objectives and policies will take approximately thirty (30) days after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objectives. However, the investment of the net proceeds may take up to three months from completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Use of Proceeds.”

How to obtain subscription information

•                  Contact your broker-dealer, trust company, bank or other nominee, or

•                  Contact the Information Agent toll-free at (866) 482-5136.

How to subscribe

Rights may be exercised by either:

•                  sending a completed subscription certificate together with payment of the estimated Subscription Price for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, the completed subscription certificate and payment must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or

•                  having a bank, trust company or NYSE member deliver a Notice of Guaranteed Delivery to the Subscription Agent along with payment of the full estimated Subscription Price for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege by 5:00 p.m., New York City time, on the Expiration Date guaranteeing delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the second (2nd) Business Day after the Expiration Date.

For additional information on exercising your Rights, see “The Offer — Methods for Exercising Rights” and “The Offer — Payment for Common Shares.”

Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the Subscription Agent.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A. and Computershare Inc. (collectively, “Subscription Agent” or “Computershare”). Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. See “The Offer — Subscription Agent.”

Restrictions on foreign Common Shareholders

The Fund will not mail subscription certificates to Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). Subscription certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing no later than six (6) Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the sixth (6th) Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Shareholder, the Subscription Agent will attempt to sell all of such Common Shareholder’s Rights and remit the net proceeds, if any, to such Common Shareholder. If the Rights can be sold, all of such sales will be deemed to have been effected at the weighted average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses.

The Subscription Agent will hold the Rights to which those subscription certificates relate for such Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on November 4, 2019, six (6) Business Days prior to the Expiration Date (or, if the subscription period is extended, on or before six (6) Business Days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to Foreign Common Shareholders. See “The Offer — Foreign Common Shareholders.”

Distribution arrangements

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Advisers and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege (if any). The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to 3.75% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $150,000 as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $10,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The Fund and the Advisers have also agreed to indemnify the Dealer Manager against certain liabilities, including under the Securities Act of 1933, as amended (the “Securities Act”). The fees paid to the Dealer Manager will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise the Rights. All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Shareholders whether or not they exercise their Rights.

Prior to the expiration of the Offer, the Dealer Manager may purchase or exercise Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “The Offer — Distribution Arrangements” and “ — Compensation to Dealer Manager.”

Information Agent

The Information Agent is Georgeson LLC. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. See “The Offer — Information Agent.”

How to obtain information

You may obtain information with respect to the Offer by contacting your bank, broker or nominee or the Information Agent, toll-free at (866) 482-5136.

Important dates to remember

Please note that the dates in the table below may change if the Offer is extended.

Record Date	October 16, 2019
Subscription Period*	October 16, 2019 through November 13, 2019
Final Date Rights Will Trade	November 12, 2019
Expiration Date*	November 13, 2019
Deadline for Subscription Certificates and Payment for Common Shares*†	November 13, 2019
Deadline for Notice of Guaranteed Delivery*†	November 13, 2019
Deadline for Payment Pursuant to Notice of Guaranteed Delivery*	November 13, 2019
Confirmation Mailed to Exercising Rights Holders	November 22, 2019
Final Payment for Common Shares Due**	December 11, 2019

*	Unless the Offer is extended.
**	Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).
†

A person exercising Rights must deliver either (i) a subscription certificate and payment for Common Shares, or (ii) a Notice of Guaranteed Delivery and payment for the Common Shares by the Expiration Date, unless the Offer is extended.

THE FUND AT A GLANCE

Information regarding the Fund

The Fund is a closed-end management investment company registered under the 1940 Act. The Fund was organized as a statutory trust under the laws of the State of Delaware on October 12, 2010 and commenced operations on January 27, 2011. Pursuant to guidance from the SEC, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. As of October 4, 2019 the Fund’s NAV per Common Share was $12.43. See “The Fund.”

NYSE listed

As of October 4, 2019, the Fund had 13,074,072 Common Shares outstanding. The Fund’s Common Shares are traded on the NYSE under the symbol “ACP.” As of October 4, 2019, the last reported sales price of a Common Share of the Fund was $12.04, representing a discount to NAV of 3.14%. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “ACP RT” during the course of the Offer. See “Description of Common Shares.”

Who may want to invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•                 a closed-end fund that seeks attractive risk adjusted returns with a high level of current income by investing generally in Senior Loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives;

•                  a fund that seeks a balance between credit risk and interest rate risk and investment returns;

•                  exposure to Senior Loans for an overall portfolio that lacks such exposure; and

•                  a portfolio that may be invested globally with professional selection and active management by the Adviser.

Investment objectives and principal investment strategy

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) (collectively, “credit obligations”) of issuers that operate in a variety of industries and geographic regions.

The Fund’s investment objectives and principal investment strategy are not considered to be fundamental by the Fund and can be changed without the vote of the Fund’s shareholders by the Board with at least sixty (60) days written notice provided to shareholders.

Portfolio Turnover Rate

The Fund’s portfolio turnover rate may vary from year to year. The Fund believes that, under normal market conditions, its portfolio turnover may exceed 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

Portfolio

Portfolio Construction Guidelines. Under normal market conditions, the Fund will invest at least 80% of its “Managed Assets” in any combination of the following credit obligations and related instruments: (i) Senior Loans (including those that, at the time of investment, are rated below investment grade by a nationally recognized statistical rating organization (a “NRSRO”) or are unrated but deemed by the Advisers to be of comparable quality; these types of below investment grade instruments are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (including those that, at the time of investment, could be considered “junk” securities as described above); (iii) other debt obligations, including high-yield, high-risk obligations (i.e., instruments that are commonly known as “junk” securities as described above) and “covenant lite” loans; (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to other credit obligations; and (vi) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to other credit obligations because the value of such instruments is inversely related to the value of one or more other credit obligations. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Fund will not invest in credit obligations or related instruments that, at the time of investment, are in default. The Fund may, however, invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk.” The Fund may act as a lender originating a Senior Loan.

Under normal market conditions, the Fund may also invest up to 20% of its Managed Assets in any combination of the following: (i) structured products that do not provide long or short exposure to other credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that do not provide long or short exposure to other credit obligations; (iii) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (iv) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions. Structured products, swaps and other derivative instruments that do not provide long or short exposure to other credit obligations are those instruments whose reference or underlying assets or indices are not credit obligations or indices of credit obligations. Examples of such instruments include equity- and commodity-linked notes, total return swaps based on the value of an equity security and commodity futures contracts. The Fund may invest in such instruments in order, for example, (i) to seek current income or capital appreciation or (ii) to reduce the Fund’s exposure solely to credit obligations. The Advisers believe that the flexibility afforded by being able to invest in such instruments may benefit the Fund by (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations and (ii) increasing the mix of instruments in the Fund’s portfolio which could reduce the overall risk of the Fund’s portfolio. There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations.

If the Fund receives equity securities in a debt restructuring or bankruptcy proceeding in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to reduce its positions in such securities, or in any related hedges or any other investment, if the Advisers believe it would not be in the best interest of the Fund to do so.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

The Fund may not invest in a derivative (other than a credit default swap or a currency hedging instrument) if, immediately after the investment, derivatives (other than credit default swaps and currency hedging instruments) would represent more than 30% of the Fund’s Managed Assets on a marked-to-market basis. The Fund may use derivative instruments for hedging, as well as speculative, purposes.

The Fund’s policy of investing, under normal market conditions, in accordance with the foregoing portfolio construction guidelines, is not considered to be fundamental by the Fund and can be changed without the vote of the Fund’s shareholders by the Board with at least sixty (60) days written notice provided to shareholders.

The types of derivative instruments that the Fund currently invests in (or considers for investment) are: structured products, swaps, futures contracts, forward contracts and options (including options on swaps, futures contracts and foreign currencies). In the future, the Fund may invest in other types of derivative instruments if deemed advisable by the Advisers. The Fund may commence investing in such other types of derivative instruments without notice to Common Shareholders.

Credit Quality, Liquidity and Geographic Origin of Portfolio Investments. The Fund may invest, without limitation, in credit obligations that are rated below investment grade by a NRSRO such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or unrated credit obligations that are deemed by the Advisers to be of comparable quality, commonly known in either case as “junk” securities. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve significant risk exposure to adverse conditions. Any of the Fund’s investments may be issued, at the time of investment by the Fund, by “non-stressed” or “stressed” issuers. The Fund may invest in credit obligations of any maturity or duration. See “ — Investment Philosophy” below and “Management of the Fund — Potential Conflicts of Interest of the Advisers” in the SAI. “Non-stressed issuers” generally refers to those issuers that are in compliance with respect to their financial obligations and are not stressed or distressed issuers. “Non-stressed obligations” generally refers to credit obligations issued by non-stressed issuers. “Stressed issuers” generally refers to those issuers that the market expects to become distressed issuers in the near future. “Stressed obligations” generally refers to credit obligations issued by stressed issuers. “Distressed issuers” generally refers to those issuers that are unable to service their debt. “Distressed obligations” generally refers to credit obligations issued by distressed issuers. The Fund does not intend to invest in credit obligations issued by issuers that, at the time of investment, the Advisers believe to be distressed issuers.

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest globally in U.S. and non-U.S. issuers’ obligations and such obligations may be U.S. dollar denominated as well as

non-U.S. dollar denominated. The Fund typically seeks to limit its exposure to foreign currency risks by entering into forward transactions and other hedging transactions to the extent practical. There can be no assurance that the Fund’s currency hedging strategies will succeed. Under normal market conditions, the Fund expects to continue investing in both U.S. and non-U.S. issuers. The Fund’s areas of geographic focus are the United States and, secondarily, developed Europe, Asia and Canada. The Fund may also invest in, among other areas, South Africa. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. credit obligations generally or in emerging market credit obligations specifically.

The Fund may invest in loans and bonds issued by issuers of any size. The Fund may invest in credit obligations at all levels of the capital structure. In investing in credit obligations, the Fund focuses on senior secured debt and other senior debt (including senior unsecured debt issued by an issuer that has also issued senior secured debt). The Fund’s focus in this regard is subject to change from time to time and may be changed without notice to the Fund’s shareholders.

Investment philosophy

The Advisers have expertise in Senior Loans and subordinated debt instruments, including those of stressed and distressed issuers, and are responsible for the overall management of the Fund.

The Advisers seek to maximize risk adjusted returns, including by seeking to manage risk through shorting and other hedging strategies when deemed advisable by the Advisers. There can be no assurance that the Fund’s hedging strategies will succeed. The Advisers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Advisers look to maintain trading flexibility and to preserve capital. The Advisers conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The Advisers’ investment teams use a robust credit process that includes research and analysis using a top-down/bottom-up approach to find mispriced or undervalued opportunities: from the top down, they consider macroeconomic themes of the overall credit market and industries, and from the bottom up, they conduct detailed fundamental analysis related to credit obligations of specific issuers, including examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. The Advisers also seek to understand historic and prospective industry trends affecting an investment opportunity. The Advisers seek to ensure that the Fund’s portfolio will not consist of a large number of issuers to permit a more thorough analysis of each issuer and to focus on the investments the Advisers believe to be most attractive. The Fund typically seeks to balance interest rate risk with investment performance by investing, when deemed advisable by the Advisers, in both floating rate credit obligations, which are more likely to maintain their value in changing interest rate environments, and fixed rate credit obligations, which are more likely to lose value in rising interest rate environments but may pay higher rates of interest than floating rate credit obligations.

See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Market Risk.” The Fund typically seeks to balance credit risk with investment performance by investing, when deemed advisable by the Advisers, in both Senior Loans, which may pose less credit risk, and other credit obligations, which may offer the prospect of higher returns with more credit risk. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Credit Risk.” The Advisers’ investment process is subject to change in its discretion.

When investing in credit obligations, the Fund may invest in the same securities or other credit obligations in which other accounts managed by the Advisers also invest. To the extent that the Advisers serve as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a pro rata basis or on such other basis as the Advisers determine to be fair and equitable to the Fund and such other accounts.

Investors should note that the investment advisory fee structure for other accounts managed by the Advisers may be different than the investment advisory fee structure for the Fund. See “Management of the Fund — Potential Conflicts of Interest of the Advisers” in the SAI for more information on advisory fees and the Advisers’ policies and procedures to address conflicts of interest. The Fund offers an opportunity for its investors to have access to an investment strategy implemented by the Advisers, which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

Temporary investments

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the Offer are being invested, the Fund may deviate from its investment objectives and principal investment strategy. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term (less than one (1) year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. See “Investment Objectives and Principal Investment Strategy — Other Investments — Temporary Investments” and “Use of Proceeds” below.

Leverage

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper and the issuance of preferred shares or notes. The Fund is permitted to have financial leverage representing up to the maximum extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such leverage). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund is currently a party to an $85,000,000 senior secured 364-day revolving credit loan facility with various lenders and with BNP Paribas acting as administrative agent and BNP Paribas Securities Corp. acting as sole lead arranger and sole book manager (the “Credit Facility”) and, as of April 30, 2019, had $75,000,000 in borrowings outstanding under the Credit Facility, which represented 30.4% of the Fund’s Managed Assets as of such date (including the proceeds of such leverage). The Credit Facility expires on November 30, 2019 (although, subject to certain conditions including the payment of an additional fee, the Fund may extend the maturity date of its outstanding loans for up to approximately one (1) year following such expiration date). Although the Fund currently intends to renew the Credit Facility, upon its expiration date, there can be no assurance that the Fund will be able to do so or do so on terms similar to the current Credit Facility, which may adversely affect the ability of the Fund to pursue its investment objectives and strategies. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks” for more information.

The 1940 Act generally limits the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness). “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or guidance issued by the SEC from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.” The Fund may elect not to cover a reverse repurchase agreement if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Advisers, the assets that would have been used to cover could be better used for a different purpose.

Use of leverage creates an opportunity for increased income and return for the Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There can be no assurance that the Fund will continue to use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes or a credit facility/commercial paper program would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Advisers to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders as well as holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Advisers, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends periodically to review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Management of the Fund — Potential Conflicts of Interest of the Advisers” in the SAI. Fees and expenses in respect of financial leverage, as well as the investment advisory fee and all other expenses of the Fund, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

The Fund may enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks” and “Risk Factors.” To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See “Investment Objectives and Principal Investment Strategy — Portfolio Composition,” “ — Structured Products,” “ — Swaps” and “ — Other Derivative Instruments”; and “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Risks of Structured Products,” “ — Risks of Swaps” and “ — Risks of Other Derivative Instruments.”

The Adviser

Under an advisory agreement, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.25% of the Fund’s average daily Managed Assets, which means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC

became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $669.6 billion in assets as of June 30, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.”

In rendering investment advisory services, the Advisers may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with regards to the MOU.

The Sub-Adviser

Aberdeen Standard Investments Inc. serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement with the Adviser. The Sub-Adviser is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is a wholly-owned subsidiary of Aberdeen PLC. For its services to the Fund, the Sub-Adviser receives a fee from the Adviser equal to 40% of the advisory fee received by the Adviser from the Fund after fee waivers and expense reimbursements, if any. For its services as sub-adviser, ASI is paid only by the Adviser out of its fees, and is not paid directly by the Fund.

The Administrator

ASI, located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, ASI is generally responsible for managing the administrative affairs of the Fund.

For administration related services, ASI is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion, plus certain out-of-pocket expenses.

During periods when the Fund is using leverage, the fee paid to ASI (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. For the purpose of calculating Managed Assets, derivatives are valued at their market value. See “Management of the Fund — The Administrator.”

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by ASI out of the fees it receives as the Fund’s administrator.

Investor Relations

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, ASI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASI.

Pursuant to the terms of the Investor Relations Services Agreement, ASI (or third parties engaged by ASI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Legal proceedings

The Fund and the Advisers are not currently parties to any material legal proceedings.

Distributions

The Fund intends to make regular monthly distributions of all or a portion of the Fund’s net interest and other investment company taxable income to Common Shareholders. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains to its Common Shareholders.

Various factors will affect the level of the Fund’s net interest and other investment company taxable income, of which the Fund intends to distribute all or substantially all on an annual basis to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions will reduce the Fund’s NAV.

In certain circumstances, the Fund may elect to retain its investment company taxable income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with the Advisers, determines it to be in the best interest of shareholders to do so. The Fund anticipates it may pay an excise tax of approximately $80,000 for the calendar year ending December 31, 2019. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal and calendar year and may be subject to change based on tax regulations.

An investor who acquires Common Shares in the Offer issued after the record date for a monthly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires Common Shares in the Offer will not receive the Fund’s dividend payable on October 29, 2019 to Common Shareholders of record at the close of business on October 21, 2019 and an investor who acquires Common Shares in the Offer issued after the record date for the Fund’s November dividend (which is expected to be November 5, 2019), if declared by the Board, will not receive such dividend.

Dividend reinvestment plan

The Fund has established a dividend reinvestment plan. A Common Shareholder will automatically have all dividends and distributions reinvested in Common Shares newly issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless the Common Shareholder specifically elects to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”

Custodian, dividend paying agent, transfer agent and registrar

State Street Bank and Trust Company serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street also serves as the Fund’s dividend paying agent, transfer agent and registrar. See “Custodian, Dividend Paying Agent, Transfer Agent and Registrar.”

Closed-end fund structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. On June 12, 2018, the Board approved a share repurchase program (the “Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Advisers and subject to market conditions and investment considerations. In light of the Offer and certain considerations under applicable law, the Board has approved a temporary suspension of the Program.  The Board might also consider other options to reduce the discount, such as tender offers for Common Shares at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV. The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval by both (i) a majority of the Board and (ii) a vote of shareholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See “Description of Capital Structure.”

Risk factors

You should carefully consider the following factors, as well as the other information in this prospectus, before making an investment in the Fund under this Offer.

Dilution Risk. As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding Common Share.

In addition, if the Subscription Price is less than the NAV of the Fund’s Common Shares as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Share as of October 4, 2019) and all of the Common Shares are sold at the estimated Subscription Price and after deducting all expenses related to the issuance of the Common Shares, the per share NAV would be reduced by approximately $0.49 or 3.92%. Record Date Shareholders will experience a decrease in the NAV of the Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per Common Share (as of October 4, 2019)	$12.43
(b)	Total net assets (as of October 4, 2019)	$162,468,402
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer (“per share dilution”)(1)(2)	$0.49
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	3.92%

(1)

Assumes full exercise of the Rights being offered, that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Shares on October 4, 2019), and that all of the Common Shares are sold at the estimated Subscription Price of $11.03 and deducts the dealer manager fee and all expenses related to the issuance of the Common Shares in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Shareholders whether or not they exercise their Rights.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund’s NAV per Common Share (as of October 4, 2019). The Fund’s estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of Common Shares outstanding as of October 4, 2019 was 13,074,072. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 17,432,096. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Shareholders whether or not they exercise their Rights.

See “Risk factors — Risks Relating to the Offer — Dilution Risk.”

Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. Since inception, the Fund’s Common Shares have frequently traded at a discount in relation to NAV. See “Description of Common Shares.” If the Formula Price is less than 82% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a Common Share on that date. In addition, the Formula Price, even if above 82% of NAV, may be still above the market price of a Common Share on the

Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offer may result in an increase in the number of Common Shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer would have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacities to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Advisers.

Credit obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Advisers rely on company management, outside experts, market research and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Advisers’ analysis will produce conclusions that lead to profitable investments. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and, as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk. The current low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Risks of Senior Loans. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s NAV of the Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Advisers believe that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s NAV of the Common Shares as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s NAV of the Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Advisers rely primarily on their own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Advisers to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Advisers. Because of the protective terms of Senior Loans, the Advisers believe that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. The Fund will not make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When purchasing a participation, the Advisers will analyze the credit risk posed by the institution selling the participation. The Advisers rely primarily on their own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Lender Liability Risk.” In addition, the Securities Act, deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

In certain circumstances, Senior Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Unrated instruments involve the risk that the Advisers may not accurately evaluate the instrument’s comparative credit rating. As a result, the Fund’s investments in unrated instruments depend more heavily on the Advisers’ credit analysis than if the Fund invested in comparable rated instruments. Some unrated securities may not have an active trading market or may be difficult to value, and the Fund might have difficulty selling them at an acceptable price.

Covenant Lite Loans Risk. Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Risks of Changes in Fixed Income Market Conditions. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. With continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Advisers. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Foreign Securities Risk. The Fund will invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk.

Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See “Investment Objectives and Principal Investment Strategy — Foreign Securities.”

Investing in Euro-denominated (or other European currency-denominated) securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. The effects of such an abandonment on the applicable country and the rest of the European Economic and Monetary Union (“EMU”) are uncertain but could be negative and severe. Many European countries rely heavily upon export-dependent businesses and any change in the exchange rate between the Euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of investments in the European Union. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The ongoing negotiations surrounding the UK’s exit (“Brexit”) from the European Union (“EU”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether an exit deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Fund and to avoid the effect of any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that the Fund will not be adversely impacted by Brexit despite these preparations.

The Fund computes and expects to continue to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of Structured Products. The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Risks of Swaps. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Advisers are incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparty Risk. Changes in the credit quality of the dealers that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions will affect the value of those instruments. In the event of a default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund and the Advisers seek to deal only with counterparties of high creditworthiness. All of the Fund’s bank or dealer counterparties (including bank or dealer derivative counterparties) will be subject to approval by the Advisers’ risk and compliance groups. The Advisers evaluate and monitor the creditworthiness of the Fund’s counterparties. Specifically, the Advisers’ risk and compliance personnel implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund’s counterparty risk exposure. The parameters and limitations that may be imposed depend on the creditworthiness of the Funds’ counterparties and the nature of the transactions in which the Fund engages. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade generally looks to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Financial Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

There can be no assurance that a financial leveraging strategy will continue to be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV of the Common Shares and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs to borrow, or in the distribution or interest rates on any preferred shares or notes, may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders (or the interests of holders of preferred shares may differ from the interests of Common Shareholders). The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. See “Investment Objectives and Principal Investment strategy — Use of Leverage and Related Risks.”

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Advisers, on the one hand, and Common Shareholders, on the other hand. Fees and expenses in respect of financial leverage, as well as the investment advisory fee and all other expenses of the Fund, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. The Fund is currently a party to the Credit Facility. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks” for more information. Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. See “Description of Capital Structure — Preferred Shares” and “ — Credit Facility/Commercial Paper Program/Notes.”

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. To the extent that the Fund covers its obligations under such other transactions, as described in this Prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See “Investment Objectives and Principal Investment Strategy — Portfolio Composition,” “ — Structured Products,” “ — Swaps” and “ — Other Derivative Instruments”; and “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Risks of Structured Products,” “ — Risks of Swaps” and “ — Risks of Other Derivative Instruments.”

Risks of Other Derivative Instruments. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s NAV of the Common Shares, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.” Historically, shares of closed-end funds have traded at a discount to their NAV, and the Fund can provide no assurance that its Common Shares will trade at or above their NAV. The Fund’s Common Shares frequently trade at a discount to NAV. Immediately following the offering, the NAV will be reduced by expenses associated with the Offer paid by the Fund (and the NAV will also reflect the fact that the proceeds from the offering were reduced by the sales load). Because the market price of the Fund’s Common Shares may be determined by factors such as NAV, there is an increased risk that the Fund will trade below the Subscription Price and its current NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their Common Shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of Capital Structure.”

Manager Risk. As with any managed fund, the Advisers may not be successful in selecting the best-performing investments or investment techniques in managing the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Conflicts of Interest Risk. Because the Advisers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisers receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Advisers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Advisers have proprietary investments in certain accounts or where the portfolio managers or other employees of the Advisers have personal investments in certain accounts. The Advisers have an incentive to favor these accounts over the Fund. Because the Advisers manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Advisers manage assets for accounts other than the Fund, including private accounts and private funds. The Advisers also currently serve as investment advisers to other registered, open-end and closed-end management investment companies (the Fund and all other accounts managed by the Advisers or their affiliates, including private and registered funds, are collectively referred to as “ASI funds”). The Fund may invest in the same credit obligations as the other ASI funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more other ASI funds might invest in the borrower’s junior debt. In addition, the Advisers also manage certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another ASI fund generally will be allocated between the Fund and the other ASI fund in a manner that the Advisers believe to be fair and equitable under the circumstances, in accordance with the Advisers’ trade allocation policies.

Conflicts of interest may arise where the Fund and other ASI funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one ASI fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by another ASI fund (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other ASI funds, such other ASI funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other ASI funds were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the ASI funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other ASI Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review any material amendments to these policies and procedures and will be apprised of any new conflicts that may arise.

Although the professional staff of the Advisers will devote as much time to the management of the Fund as the Advisers deem appropriate to perform their duties in accordance with the investment advisory and sub-advisory agreements and in accordance with reasonable commercial standards, the professional staff of the Advisers may have conflicts in allocating their time and services among the Fund and other ASI funds. The Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Advisers.

The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers generally will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s NAV of the Common Shares will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments. A reverse repurchase agreement effectively represents a loan from the buyer to the Fund under the agreement.

Additional Risks. For a discussion of additional risks, see “Risk Factors.”

Summary of Fund expenses

The purpose of the following table and the example below is to help you understand the fees and expenses that you, as an investor in the Fund through the exercise of Rights, would bear directly or indirectly. The expenses shown in the table under “Other expenses” are estimated for the Fund’s current fiscal year, based on the Fund’s expenses during the six-month fiscal period ended April 30, 2019 and assume that the Fund issues approximately 4,358,024 Common Shares in this Offer. The expenses shown in the table under “Interest expenses on bank borrowings,” “Total annual expenses” and “Total annual expenses after expense reimbursement” are estimated based on the Fund’s average net assets for the six-month fiscal period ended April 30, 2019 of $168,774,000. The tables also reflect the estimated use of leverage by the Fund through bank borrowings representing in the aggregate 30.4% of Managed Assets (consistent with the percentage of leverage in place as of April 30, 2019) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings), and show Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder transaction expenses
Sales load (as a percentage of the Subscription Price)(1)	3.75%
Offering expenses (as a percentage of the Subscription Price)(1)	1.19%
Dividend reinvestment plan fees	None (2)

Annual expenses (as a percentage of net assets attributable to
Common Shares)

Advisory fee(3)	1.80%
Interest expenses on bank borrowings(4)	1.60%
Other expenses(5)	0.57%
Total annual expenses(6)	3.97%
Less: expense reimbursement(7)	(0.19)%
Total annual expenses after expense reimbursement(5)	3.78%

(1)         The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee (i.e., the sales load) equal to 3.75% of the aggregate Subscription Price for the Common Shares issued pursuant to the Offer  (including pursuant to the Over-Subscription Privilege).  The Fund has also agreed to pay the Dealer Manager up to $150,000 as partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer.  The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $10,000, incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $100,000 and $15,000, respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses (not including the sales load) are estimated to be $573,555, which assumes that the Offer is fully subscribed. The fee paid to the Dealer Manager is reflected in the table under “Sales load” and the other fees and expenses described in this note are reflected in the table under “Offering expenses.” The sales load and the offering expenses will be borne by the Fund and indirectly by all of the Fund’s Common Shareholders, including those who do not exercise their Rights, and will result in a reduction of the NAV of the Common Shares. See “Distribution Arrangements.”

(2)         You will pay a brokerage commission if you direct the Plan Agent (as defined under “Dividend reinvestment plan”) to sell your Common Shares held in a dividend reinvestment account.

(3)         The Adviser receives a monthly fee at an annual rate of 1.25% of the Fund’s average daily Managed Assets. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (4). To derive the annual advisory fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s average Managed Assets for the six-month fiscal period ended April 30, 2019 (plus (i) the estimated proceeds of this Offer if fully subscribed as described in note (6) and (ii) leverage in the amount of 30.4% of such proceeds (after giving effect to such leverage)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period (plus the estimated proceeds of this Offer if fully subscribed as described in note (6)).

(4)         For the six-month fiscal period ended April 30, 2019, the Fund had $75,000,000 in borrowings outstanding under its Credit Facility (representing approximately 30.4% of the average daily value of the Fund’s Managed Assets during such period) at an average annual interest rate of 3.52%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 30.4% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the existing Credit Facility. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest expense on bank borrowings” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares.

(5)         Does not include the sales load or other expenses of the Fund incurred in connection with the Offer, estimated at $1,802,588 and $573,555, respectively. However, these expenses will be borne by all holders of the Common Shares, including those who do not exercise their Rights, and result in a reduction of the NAV of the Common Shares.

(6)         The 3.97% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $45,692,862 (assuming a Subscription Price of $11.03 as of October 4, 2019), and that, as a result, based on the Fund’s average net assets for the six-month period ended April 30, 2019 of $168,774,000, the net assets attributable to Common Shareholders would be $214,466,862 upon completion of the Offer. It also assumes that net assets attributable to Common Shareholders will not increase or decrease due to currency fluctuations. If the Offer is not fully subscribed, or if the Fund increases the amount of money that it borrows, the amount of expenses borne by the Fund’s Common Shareholders will increase.

(7)         The Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) are limited to 0.45% through October 31, 2020 (or, effective December 1, 2019, to 0.35%, contingent on the issuance of new Common Shares pursuant to the Offer through October 31, 2021) of the average daily net assets of the Fund on an annualized basis (excluding interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses). The Fund may repay any such reimbursement from the Adviser if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed the lesser of: (i) 0.45% (or 0.35%, as applicable) for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund’s total other expenses or any expense limitation or (ii) or the applicable expense limitation in effect at the time the expenses are recouped. Because interest expenses and investment related expenses are not subject to the reimbursement agreement, interest expenses and investment related expenses are included in the “Total annual expenses after expense reimbursement” line item.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown, (iii) the expense reimbursement agreement is only in effect in years 1 and 2 at 0.35% of total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) as described in note (7) above, and (iv) the Offer is fully subscribed as described in note (6) above. This example reflects all recurring and non-recurring fees, including payment of the 3.75% sales load and other expenses (including leverage) incurred in connection with the Offer. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreements.”

The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

1 Year	3 Years	5 Years	10 Years
$86	$161	$240	$445

Financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last five fiscal years ended October 31 and for the fiscal period ended April 30, 2019 and reflects financial results per Common Share. The information for the fiscal period ended April 30, 2019 is unaudited. The information for the fiscal years ended October 31, 2017 and October 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The report of KPMG LLP is included in the Fund’s October 31, 2018 Annual Report, and is incorporated by reference into the SAI. The information of the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014 were audited by the Fund’s prior independent registered public accounting firm. The Fund’s financial statements are included in the Fund’s Annual Report dated October 31, 2018 and Semi-Annual Report dated April 30, 2019 and are incorporated by reference into the SAI.

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$14.08		$15.25	$14.63	$14.91	$18.04	$18.63
Net investment income	0.58		1.55	1.49	1.46	1.48	1.57
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.81)		(1.28)	0.57	(0.30)	(2.76)	(0.55)
Total from investment operations applicable to common shareholders	(0.23)		0.27	2.06	1.16	(1.28)	1.02
Distributions to common shareholders from:
Net investment income	(0.72)		(1.44)	(1.44)	(1.31)	(1.59)	(1.54)
Net realized gains	—		—	—	—	(0.26)	(0.07)
Tax return of capital	—		—	—	(0.13)	—	—
Total distributions	(0.72)		(1.44)	(1.44)	(1.44)	(1.85)	(1.61)
Net asset value per common share, end of period	$13.13		$14.08	$15.25	$14.63	$14.91	$18.04
Market value, end of period	$12.74		$13.09	$14.62	$12.60	$13.09	$16.35

Total Investment Return Based on(b):
Market value	3.36%		(0.75)%	28.39%	8.75%	(9.29)%	4.24%
Net asset value	(0.97	)%(c)	2.34%	15.34%	10.86%	(6.36)%	6.19%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$171,603		$184,028	$199,375	$191,323	$194,937	$235,813
Average net assets applicable to common shareholders (000 omitted)	$168,774		$195,965	$198,723	$175,817	$213,105	$246,204
Net operating expenses, net of fee waivers/recoupments	3.80	%(d)	3.49%	3.15%	3.04%	2.86%	2.89%
Net operating expenses, excluding fee waivers/recoupments	3.96	%(d)	3.55%	3.13%	3.06%	2.80%	2.77%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.21	%(d)	2.24%	2.26%	2.33%	2.32%	2.27%
Net investment income	9.05	%(d)	10.34%	9.78%	10.88%	9.07%	8.31%
Portfolio turnover	49	%(f)	103%	95%	95%	56%	48%
Senior securities (loan facility) outstanding (000 omitted)	$75,000		$83,000	$83,000	$83,000	$90,000	$100,000
Asset coverage per $1,000 on revolving credit facility at period end(e)	$3,288		$3,217	$3,402	$3,305	$3,166	$3,358

(a)      Based on average shares outstanding.

(b)      Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(d)      Annualized.

(e)       Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

(f)        Not annualized.

Amounts listed as “—” are $0 or round to $0.

The Offer

PURPOSE OF THE OFFER

The Board, based on the recommendations and presentations of the Advisers and others, has determined that it is in best interests of the Fund and its Common Shareholders to conduct the Offer, thereby increasing the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Advisers’ opinion that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation.

In making its determination that the Offer would result in a net benefit to existing Common Shareholders of the Fund, the Board considered various factors at its meetings held on August 14, 2019 and October 2, 2019.  The factors considered by the Board included: (i) the size (including number of Rights needed to purchase one Common Share and size of the Offer in relation to the number of Common Shares outstanding), subscription price, pricing (including the pricing formula and reasons for selecting the formula) and structure of the Offer, including the possible negative effect of the Offer on the market price of Common Shares, (ii)  the Offer, if it is well-subscribed, could increase the liquidity of the Common Shares on the NYSE, where the Fund’s Common Shares are traded and could increase the number of Common Shareholders over the long term, thus increasing the level of market interest and visibility of the Fund; (iii) the opportunity the Offer represents for current Common Shareholders to buy Common Shares at a discount to NAV or market price, or, in many cases, both; (iv) the Advisers’ opinion that raising additional capital would allow the Fund to better capitalize on attractive investment opportunities without having to sell existing positions and that the new investments should be able to help sustain the Fund’s current distribution over the longer term; (v) the size of the current discount to NAV and the impact of the Offer on the market price and discount to NAV; (vi) the total costs of the Offer to the Fund, including the extent of dilution for:  (a) participating Common Shareholders, (b) non-participating Common Shareholders, and (c) holders of fractional Common Shares; (vii) whether a market will exist for the Rights; (viii) the Adviser’s commitment to contractually reimburse, through October 31, 2021, additional other expenses of the Fund, contingent on the issuance of new Common Shares pursuant to the Offer; and (ix) the increase in Fund assets as a result of the Offer should lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base.  There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered beyond the amount and period of the Adviser’s contractual commitment.  However, increasing the Fund’s assets results in a benefit to the Advisers because the Management Fee paid by the Fund to the Adviser increases as the Fund’s net assets increase.

The Fund previously conducted a rights offering that expired on May 17, 2013 (the “2013 Offering”) and included similar terms and conditions as this Offer.  Pursuant to the 2013 Offering, which was fully subscribed, the Fund issued 3,268,518 Shares at a subscription price of $16.55 per Share, for total net proceeds to the Fund of $51,792,372 (after reductions for offering costs). The Fund previously conducted a rights offering that expired on March 23, 2012 (the “2012 Offering”) and included similar terms and conditions as this Offer.  Pursuant to the 2012 Offering, which was fully subscribed, the Fund issued 2,450,466 Shares at a subscription price of $15.31 per, for total net proceeds to the Fund of $35,788,588  (after reductions for offering costs).

The Advisers believe that a variety of factors indicate that there may continue to be a robust opportunity to invest in U.S. and European high yield and leveraged loan instruments and new opportunities in emerging markets. The Advisers believe that the Fund would benefit from increased diversification, additional U.S. and European issuer exposure and emerging market debt exposure. Using the proceeds of the Offer, the Fund will seek to capitalize on these developments and enhance the Fund’s returns by making investments in companies the Advisers believe offer attractive opportunities for yield enhancement and/or NAV appreciation potential. In making such investments, the Fund will seek to capitalize on market inefficiencies and to reallocate the portfolio of the Fund to opportunistically emphasize those investments, geographies and categories of investments believed to be best suited to the current investment and interest rate environment and market outlook.

The Advisers expect that the Offer will provide an opportunity to increase the assets of the Fund available for investment, thereby better enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation. The Advisers have an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Advisers based on a percentage of the Fund’s Managed Assets (the greater the Managed Assets of the Fund, the greater the compensation paid to the Advisers).

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price. The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

The Board retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, the extent of dilution and expenses of the Offer (including the fees to be paid to the Dealer Manager), the trading market described by the Dealer Manager, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

Although the Fund has no present intention to do so, the Fund may, in the future and in its discretion, choose to make additional rights offerings from time to time for a number of Common Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act, and will result in an immediate dilution of NAV for all Common Shareholders if the subscription price for such offering is less than the NAV.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing to Record Date Shareholders transferable Rights to subscribe for an aggregate of 4,358,024 Common Shares. Each Record Date Shareholder is being issued one transferable Right for each whole Common Share owned on the Record Date. The Rights entitle each Record Date Shareholder to acquire one Common Share at the Subscription Price for every three Rights held (1 for 3). Rights may be exercised at any time during the subscription period, which commences on October 16, 2019, the Record Date, and ends at 5:00 p.m., New York City time, on November 13, 2019, the Expiration Date, unless extended by the Fund.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol  “ACP RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last Business Day prior to the Expiration Date. See “ — Transferability and Sale of Rights” below. The Fund’s outstanding Common Shares are, and the Common Shares issued pursuant to the exercise of the Rights will be, listed on the NYSE. The Fund’s Common Shares trade under the symbol “ACP.” The Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders, except as described below under “ — Foreign Common Shareholders.”

The Fund will not issue fractional Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Shareholder that owns fewer than three Common Shares as of the close of business on the Record Date is entitled to subscribe for one full Common Share in the Offer. Record Date Shareholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable. Rights holders who are not Record Date Shareholders may purchase Common Shares in the Primary Subscription, but are not entitled to subscribe for Common Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders and Rights holders who purchase Common Shares in the Primary Subscription and Record Date Shareholders who purchase Common Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”

Common Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders are not entitled to subscribe for any Common Shares pursuant to the Over-Subscription Privilege. See “ — Over-Subscription Privilege” below.

For purposes of determining the maximum number of Common Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Common Shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Common Shares offered pursuant to the Offer, except as provided under “ — Notice of NAV Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Common Shares being acquired and will be required initially to pay for both the Common Shares subscribed for during the subscription period and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $11.03 per Common Share. The Fund, not investors, will pay a sales load on the aggregate Subscription Price, which will ultimately be borne by all Common Shareholders, even those who do not exercise their Rights. For a discussion of the method by which Rights may be exercised and Common Shares paid for, see “The Offer — Methods for Exercising Rights,” “The Offer — Payment for Common Shares” and “Distribution Arrangements.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

An investor who acquires Common Shares in the Offer issued after the record date for a monthly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires Common Shares in the Offer will not receive the Fund’s dividend payable on October 29, 2019 to Common Shareholders of record at the close of business on October 21, 2019 and an investor who acquires Common Shares in the Offer issued after the record date for the Fund’s November dividend (which is expected to be November 5, 2019), if declared by the Board, will not receive such dividend.

The Fund has entered into the Dealer Manager Agreement, which allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights. Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “Distribution Arrangements” for additional information.

SUBSCRIPTION PRICE

The Subscription Price for the Common Shares to be issued pursuant to the Offer will be determined based upon the a formula equal to 90% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date, and each of the four (4) preceding trading days. If, however, the Formula Price is less than 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day. The Fund will pay a sales load on the Subscription Price. For example, assuming the Expiration Date were

October 4, 2019, if the average of the last reported sale prices of a Common Share on the NYSE on the Expiration Date and the preceding four (4) trading days is $12.26, the Subscription Price would be $11.03 per Common Share (90% of $12.26). Since the Expiration Date will be November 13, 2019 (unless the Fund extends the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $11.03 per Common Share. See “ — Payment for Common Shares” below. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Common Shares by the Subscription Agent. The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed. All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Shareholders whether or not they exercise their Rights.

The Fund announced the terms of the Offer after the close of trading on the NYSE on October 2, 2019. The NAV of the Fund’s Common Shares at the close of business on October 4, 2019 was $12.43 and the last reported sales price of a Common Share on the NYSE on that date was $12.04.

OVER-SUBSCRIPTION PRIVILEGE

Common Shares not subscribed for by Rights holders (the “Excess Common Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have fully exercised the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the Primary Subscription. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase the Fund’s Common Shares pursuant to the Offer (e.g., Rights acquired in the secondary market), are not entitled to subscribe for any of the Fund’s Common Shares pursuant to the Over-Subscription Privilege.

Record Date Shareholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Common Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Common Shares remain, all such Record Date Shareholders’ over-subscription requests will be honored in full. If requests from such Record Date Shareholders for Common Shares pursuant to the Over-Subscription Privilege exceed the Excess Common Shares available, the available Excess Common Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders. The percentage of remaining Common Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Common Shares. The allocation process may involve a series of allocations to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates. Nominees should also notify holders purchasing Right in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

The Fund will not offer or sell any Common Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., New York City time, on November 13, 2019, the Expiration Date, unless extended by the Fund.

Rights will expire without value on the Expiration Date (including any extension); they may not be exercised thereafter. Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund’s NAV as described below in “ — Notice of NAV Decline.”

TRANSFERABILITY AND SALE OF RIGHTS

The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date, November 13, 2019, and will be admitted for trading on the NYSE under the symbol “ACP RT” during the course of the Offer. We may, however, extend the expiration of the Offer.

The Offer may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Offer, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such Common Shareholders who had elected to exercise their Rights.

Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE.

The value of the Rights, if any, will be reflected by their market price on the NYSE. Rights may be sold by individual holders through their broker or financial advisor. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date Shareholder who sells any Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will not be eligible to participate in the Over-Subscription Privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the subscription certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the completion of the Subscription Period. The Rights are expected to begin trading ex-Rights one Business Day prior to the Record Date.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold Common Shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any Over-Subscription Privilege.

Sales through the Subscription Agent and Dealer Manager

Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves.

Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., New York City time, on November 4, 2019 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, six (6) Business Days prior to the extended Expiration Date).

Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the NYSE. The Subscription Agent will also attempt to sell any Rights attributable to Common Shareholders of record whose addresses are outside of the United States, or who have an APO or FPO address. The Subscription Agent will offer Rights to the Dealer Manager before attempting to sell them on the NYSE, which may affect the market price for Rights on the NYSE and reduce the number of Rights available for purchase on the NYSE.

If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) Business Days of the sale.  All of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses, and the proceeds will be remitted by the Subscription Agent to the selling Record Date Shareholder(s) within three (3) Business Days following the Expiration Date.

If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Shareholders. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses, and  the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Shareholder(s) within three (3) Business Days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the sixth (6th) Business Day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Shareholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

For a discussion of actions that may be taken by the Dealer Manager to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Shares acquired through the exercise of Rights and the terms on which such sales will be made, see “Distribution Arrangements.”

The Dealer Manager may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise. See “Distribution Arrangements” for additional information.

Other transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights. In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the standards and procedures adopted by the Fund.

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least eight (8) Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by each recipient thereof prior to the Expiration Date. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights. None of the Fund, the Subscription Agent or the Dealer Manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription Privilege may be effected through, the facilities of the Depository Trust Company (“DTC”) or through the Subscription Agent. Eligible Record Date Shareholders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder over-subscription certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Common Shares for which the Over-Subscription Privilege is to be exercised.

Additional information on the transferability of Rights

The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

METHODS FOR EXERCISING RIGHTS

Rights may be exercised by completing and signing the subscription certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the Common Shares at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery along with payment of the shares  prior to 5:00 p.m., New York City time, on the Expiration Date and (2) to guarantee delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the second (2nd) Business Day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery set forth under “ — Payment for Common Shares” below) at the offices of the Subscription Agent at the address set forth above. Fractional Common Shares will not be issued upon the exercise of Rights.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund’s counsel, be unlawful.

See “Distribution Arrangements” for additional information regarding the purchase and exercise of Rights by the Dealer Manager.

Common Shareholders who are record owners

Exercising Rights Holders who are holders of record may choose either option set forth under “ — Payment for Common Shares” below. If time is of the essence, the Fund or the Advisers, in their sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Record Date Shareholders whose Common Shares are held by a nominee

Record Date Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the Record Date Shareholder and arrange for proper payment by one of the methods set forth under “ — Payment for Common Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under “ — Payment for Common Shares” below.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner who is a Record Date Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by the beneficial owner, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

FOREIGN COMMON SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the “Foreign Common Shareholders”). Subscription certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing no later than six (6) Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the sixth (6th) Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Shareholder, the Subscription Agent will attempt to sell all of such Common Shareholder’s Rights and remit the net proceeds, if any, to such Common Shareholder. If the Rights can be sold, all of such sales will be deemed to have been effected at the weighted average price of all Rights sold by the Subscription Agent  during the Offer, less any applicable brokerage commissions, taxes and other expenses.

The Subscription Agent will hold the Rights to which those subscription certificates relate for these Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on November 4, 2019, six (6) Business Days prior to the Expiration Date (or, if the subscription period is extended, on or before six (6) Business Days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each Foreign Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) Business Days of the sale. All of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses, and the proceeds will then be remitted by the Subscription Agent to the Foreign Common Shareholder within three (3) Business Days following the Expiration Date.

If the Dealer Manager declines to purchase the Rights of a Foreign Common Shareholder, the Subscription Agent will attempt to sell such Rights in the open market. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the Foreign Common Shareholders. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses, and the proceeds will be remitted by the Subscription Agent to the Foreign Common Shareholders within three (3) Business Days following the Expiration Date.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

NOTICE OF NAV DECLINE

The Fund, as required by the SEC’s registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Registration Statement, of which this prospectus is a part, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Advisers, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights. See “Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The services provided by the Dealer Manager differ from those provided by the Adviser in that the Adviser acts as the investment adviser for the Fund and manages the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations, and generally manages the day-to-day business and affairs of the Fund. The Adviser has not been retained by the Fund to manage a rights offering; instead, given the complexities of the transaction, the Fund believes that the retention of the Dealer Manager will be beneficial. See “Management of the Fund — Advisory Agreements” for a more complete description of the advisory and sub-advisory agreements.

The Fund and the Advisers have agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares acquired through exercising the Rights at prices that may be different from the market price for such Common Shares or from the price to be received by the Fund upon the exercise of Rights. The Dealer Manager is authorized to buy and exercise Rights (for delivery of Common Shares prior to the expiration of the Offer), including unexercised Rights of Record Date Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, and to sell Common Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. In addition, the Dealer Manager has the right to buy Rights offered to it by the Subscription Agent from electing Record Date Shareholders, and the Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the resale of such Rights. See “ — Sales through the Subscription Agent” above for more information.

In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising Common Shareholders, and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the NYSE. The number of Rights, if any, purchased by the Dealer Manager will be determined by the Dealer Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or Common Shares as principal for its own account to facilitate the trading market for Rights or for investment purposes. Rather, its purchases are expected to be closely related to interest in acquiring Common Shares generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The subscription price for the Common Shares issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of 90% of the last reported sale price of a Common Share on the NYSE on the date of exercise or 82% of the last reported NAV of a Common Share on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Offer. The Subscription Price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).

In connection with the exercise of Rights and receipt of Common Shares, the Dealer Manager intends to offer those Common Shares for sale to the public and/or through Selling Group Members it has established. The Dealer Manager may set the price for those Common Shares at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such Common Shares are offered is expected to be at or slightly below the closing price of the Common Shares on the NYSE on the date the Dealer Manager exercises Rights. No portion of the amount paid to the Dealer Manager or to a Selling Group Member from the sale of Common Shares in this manner will be paid to the Fund. If the sales price of the Common Shares is greater than the subscription price paid by the Dealer Manager for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will receive a gain.

Alternatively, if the sales price of the Common Shares is less than the Subscription Price for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will incur a loss. The Dealer Manager will pay a concession to Selling Group Members in an amount equal to approximately 2.50%  of the aggregate price of the Common Shares sold by the respective Selling Group Member. Neither the Fund nor the Advisers has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells Common Shares it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of Common Shares by the Dealer Manager. Persons who purchase Common Shares from the Dealer Manager or a Selling Group Member will purchase Common Shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, based on the Formula Price mechanism through which Common Shares will be sold in the Offer, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.

The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of Common Shares, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of Common Shares are independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.

Since neither the Dealer Manager nor persons who purchase Common Shares from the Dealer Manager or Selling Group Members were Record Date Shareholders, they would not be able to participate in the Over-Subscription Privilege.

There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Common Shares acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of Common Shares available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.

Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire Common Shares at the Subscription Price by acquiring Rights on the NYSE and exercising them in the method described above under “Methods of Exercising of Rights.”

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Advisers and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is 1285 Avenue of the Americas, New York, New York 10019.

COMPENSATION TO DEALER MANAGER

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to 3.75% of the Subscription Price for each Common Share issued pursuant to the Offer, including the Over-Subscription Privilege. The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Common Share issued pursuant to the Offer or the Over-Subscription Privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

The Fund has also agreed to pay the Dealer Manager up to $150,000 as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer.  The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $10,000, incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. No other fees will be payable by the Fund or the Advisers to the Dealer Manager in connection with the Offer.

SUBSCRIPTION AGENT

The Subscription Agent is Computershare Trust Company, N.A. and Computershare Inc. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $100,000, plus reimbursement for all out-of-pocket expenses related to the Offer.

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all Common Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for eligible Record Date Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by email to canoticeofguarantee@computershare.com to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the second (2nd) Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “ — Payment for Common Shares” below.

Subscription Certificate Delivery Method	Address/Number

By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise, sell or transfer the Rights.

By First Class Mail Only (No Overnight /Express Mail)	Aberdeen Income Credit Strategies Fund c/o Computershare Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011

By Express Mail or Overnight Courier	Aberdeen Income Credit Strategies Fund c/o Computershare Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

INFORMATION AGENT

The Information Agent is Georgeson LLC. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Information Agent will receive a fee estimated to be $15,000, plus reimbursement for its out-of-pocket expenses related to the Offer.

Any questions or requests for assistance concerning the method of subscribing for Common Shares or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, New York 10104

Call toll free:  (866) 482-5136

Common Shareholders may also contact their brokers or nominees for information with respect to the Offer.

PAYMENT FOR COMMON SHARES

Exercising Rights Holders may choose between the following methods of payment:

(1)  An Exercising Rights Holder may send the subscription certificate together with payment by personal check for the Common Shares acquired in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders) to the Subscription Agent based on the estimated Subscription Price of $11.03 per Common Share (90% of $12.26, the average of the last reported sales price of a Common Share on the NYSE on October 4, 2019 and each of the four (4) preceding trading days). To be accepted, the payment by personal check, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date.

(2)  An Exercising Rights Holder may have a bank, trust company or NYSE member deliver a Notice of Guaranteed Delivery to the Subscription Agent by email or mail, along with payment of the full estimated Subscription Price for the Common Shares subscribed for in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders) by 5:00 p.m., New York City time, on the Expiration Date guaranteeing delivery of  a properly completed and executed subscription certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate is received by the Subscription Agent by the close of business on November 15, 2019 or, if the Offer is extended, on the second (2nd) Business Day after the Expiration Date.

All payments by an Exercising Rights Holder must be in U.S. dollars by personal check drawn on a bank or branch located in the United States and payable to “Computershare.” The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated account pending proration and distribution of the Common Shares. The Subscription Agent may receive investment earnings on the funds deposited into such account.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Within seven (7) Business Days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will direct the Transfer Agent to send to each Exercising Rights Holder (or, if Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Common Shares purchased pursuant to the Primary Subscription; (ii) the number of Common Shares, if any, acquired pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders); (iii) the per Common Share and total purchase price for the Common Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Common Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Common Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within twelve (12) Business Days after the Confirmation Date. All payments by Rights holders must be in United States dollars by personal check drawn on a bank located in the United States of America and payable to “Computershare”. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Common Shares purchased is subject to collection of checks and actual receipt of payment. The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated account pending proration and distribution of the Common Shares. The Subscription Agent may receive investment earnings on the funds deposited into such account. If an Exercising Rights Holder who subscribes for Common Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for eligible Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) sell subscribed and unpaid-for Common Shares to other eligible Record Date Shareholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Common Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Common Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund or the Adviser, each in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund or the Adviser determines in its sole discretion. The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Common Shares by the Subscription Agent, except as provided above under “ — Notice of NAV Decline.”

DIVIDEND REINVESTMENT PLAN PARTICIPANTS/BENEFICIAL OWNERS HOLDING THROUGH NOMINEES

Participants in the Fund’s Dividend Reinvestment Plan will have any Common Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund’s Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Common Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above. Record Date Shareholders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Common Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

See “Tax Matters — The Offer” for a discussion of the material U.S. federal income tax consequences of the Offer.

EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions. Benefit Plans and other tax-exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

Benefit Plans subject to ERISA are subject to certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise or transfer of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, and also prohibit “self-dealing” transactions, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise or transfer of the Rights, and the holding or disposition of the Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied in connection with any Benefit Plan’s otherwise prohibited exercise or transfer of Rights, or its investment or disposition of the Common Shares.

By its exercise of the Rights, each Benefit Plan will be deemed to have represented and warranted that (i) neither the exercise of the Rights, nor the investment in Common Shares pursuant to such exercise, will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, or any substantially similar law, and (ii) neither Investment Manager, the Dealer Manager, the Fund or any of their affiliates is or will be a fiduciary of the Benefit

Plan with respect to the Benefit Plan’s exercise of the Rights or its investment in Common Shares, for purposes of ERISA and Section 4975 of the Code, or any applicable substantially similar law.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans, should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the Offer, Record Date Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding Common Share.

In addition, if the Subscription Price is less than the NAV of the Fund’s Common Shares as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Shareholders. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Share as of October 4, 2019) and all of the Common Shares are sold at the estimated Subscription Price and after deducting all expenses related to the issuance of the Common Shares, the per share NAV would be reduced by approximately $0.49 or 3.92%. Record Date Shareholders will experience a decrease in the NAV of Common Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per Common Share (as of October 4, 2019)	$12.43
(b)	Total net assets (as of October 4, 2019)	$162,468,402
(c)	Estimated reduction in current NAV per Common Share resulting from the Offer (“per share dilution”)(1)(2)	$0.49
(d)	Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	3.92%

(1)                                 Assumes full exercise of the Rights being offered, that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Shares on October 4, 2019), and that all of the Common Shares are sold at the estimated Subscription Price of $11.03 and deducts the dealer manager fee and all expenses related to the issuance of the Common Shares in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Shareholders whether or not they exercise their Rights.

(2)                                 Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per Common Share immediately following the completion of the Offer from (B) the Fund’s NAV per Common Share (as of October 4, 2019). The Fund’s estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3)                                 Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of Common Shares outstanding as of October 4, 2019 was 13,074,072. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 17,432,096. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

All of the costs of the Offer will be borne by the Fund’s Common Shareholders whether or not they exercise their Rights.

CERTAIN EFFECTS OF THIS OFFER

The Advisers will benefit from the Offer because the management and investment advisory fees are based on the Fund’s Managed Assets. For a description of these fees, see “Management of the Fund — Advisory Agreements.” It is not possible to state precisely the amount of additional compensation the Advisers will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the proceeds of the Offer are leveraged at 30.4% as a percentage of Managed Assets (including the proceeds of such leverage) after giving effect to the Offer and (iii) the Subscription Price is $11.03 per Common Share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Adviser would receive additional annualized advisory fees of $805,186 and the Sub-Adviser would receive an additional annualized sub-advisory fee from the Adviser of $322,074. One of the Fund’s trustees who voted to authorize the Offer is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Advisers. The other trustees who approved the Offer are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Advisers.

THE FUND

The Fund is a closed-end management investment company registered under the 1940 Act. The Fund was organized as a statutory trust under the laws of the State of Delaware on October 12, 2010 and commenced operations on January 27, 2011. The Fund began operations as a non-diversified fund, however, pursuant to guidance from the SEC, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer.

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. No assurance can be given that the Fund’s investment objectives will be achieved.

The Fund’s Adviser is Aberdeen Asset Managers Limited and the Sub-Adviser is Aberdeen Standard Investments Inc. Each of the Adviser and Sub-Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $669.6 billion in assets as of June 30, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. The Adviser and Sub-Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

USE OF PROCEEDS

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold at the estimated Subscription Price, are estimated to be approximately $45,692,862, after deducting the sales load and expenses associated with the Offer. The Advisers anticipate that investment of the net proceeds of the Offer in accordance with the Fund’s investment objectives and policies will take approximately thirty (30) days after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objectives. However, the investment of the net proceeds may take up to three (3) months from completion of the Offer, depending on market conditions and the availability of appropriate securities. See “The Offer — Purpose of the Offer,” “Investment objectives and principal investment strategy” and, in the SAI, “Investment Restrictions.” Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Objectives and Principal Investment Strategy”.

DESCRIPTION OF COMMON SHARES

The Fund is authorized to issue an unlimited number of Common Shares. All Common Shares have equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and the Common Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Common Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of Common Shares outstanding as of October 4, 2019 was 13,074,072. The number of Common Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Common Shares issued, would be 17,432,096. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

The Fund’s Common Shares are publicly held and are listed and traded on the NYSE. The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low

July 31, 2019	$12.96	$11.75	$13.14	$12.62	-0.54%	-6.89%
April 30, 2019	$12.80	$11.63	$13.27	$12.67	-3.47%	-8.86%
January 31, 2019	$13.19	$10.09	$14.08	$12.16	-6.32%	-18.10%
October 31, 2018	$14.38	$12.92	$14.97	$14.08	-3.10%	-8.95%
July 31, 2018	$14.25	$13.75	$15.33	$14.80	-6.68%	-7.09%
April 30, 2018	$14.37	$13.59	$15.45	$14.79	-6.99%	-8.24%
January 31, 2018	$14.59	$13.38	$15.52	$14.55	-4.39%	-8.92%
October 31, 2017	$14.93	$14.10	$15.41	$14.90	-2.16%	-6.25%
July 31, 2017	$14.65	$13.65	$15.59	$14.91	-4.81%	-8.57%
April 30, 2017	$14.39	$13.33	$15.80	$15.01	-8.92%	-11.31%
January 31, 2017	$14.26	$12.02	$15.62	$14.17	-8.35%	-15.17%

(1)         Source: Bloomberg L.P.

(2)         Data presented are with respect to a short period of time and are not indicative of future performance.

On October, 2019, the Fund’s NAV was $12.43 and the last reported sale price of a Common Share on the NYSE was $12.04, representing a discount to NAV of 3.14%.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit obligations of issuers that operate in a variety of industries and geographic regions.

The Fund generally invests in Senior Loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. The Fund seeks to capitalize on market inefficiencies and to reallocate the portfolio of the Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. credit obligations generally or in emerging market credit obligations specifically. In pursuing the Fund’s investment objectives or for hedging purposes, the Fund may invest in instruments that give it short exposure to credit obligations.

The types of derivative instruments that the Fund currently invests in (or considers for investment) are: structured products, swaps, futures contracts, forward contracts and options (including options on swaps, futures contracts and foreign currencies). In the future, the Fund may invest in other types of derivative instruments if deemed advisable by the Advisers. The Fund may commence investing in such other types of derivative instruments without notice to Common Shareholders.

There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives and principal investment strategies are not considered to be fundamental by the Fund and can be changed without the vote of the Fund’s shareholders by the Board with at least 60 days written notice provided to shareholders.

Investment advisory services for the Fund are provided by Aberdeen Asset Managers Limited (the Fund’s Adviser) and Aberdeen Standard Investments Inc. (the Fund’s Sub-Adviser).

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate may vary from year to year. The Fund believes that, under normal market conditions, its portfolio turnover may be up to or over 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

PORTFOLIO

Portfolio construction guidelines

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in any combination of the following credit obligations and related instruments: (i) Senior Loans (including those that, at the time of investment, are rated below investment grade by a NRSRO or are unrated but deemed by the Advisers to be of comparable quality; these types of below investment grade instruments are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (including those that, at the time of investment, could be considered “junk” securities as described above); (iii) other debt obligations, including high-yield, high-risk obligations (i.e., instruments that are commonly known as “junk” securities as described above) and “covenant lite” loans; (iv) structured products including collateralized debt and loan obligations that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to other credit obligations; and

(vi) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to other credit obligations because the value of such instruments is inversely related to the value of one or more other credit obligations. Managed Assets are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Fund does not invest in credit obligations or related instruments that, at the time of investment, are in default. The Fund may, however, invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk.” The Fund may act as a lender originating a Senior Loan.

Under normal market conditions, the Fund may also invest up to 20% of its Managed Assets in any combination of the following: (i) structured products that do not provide long or short exposure to other credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that do not provide long or short exposure to other credit obligations; (iii) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (iv) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions. Structured products, swaps and other derivative instruments that do not provide long or short exposure to other credit obligations are those instruments whose reference or underlying assets or indices are not credit obligations or indices of credit obligations. Examples of such instruments include equity- and commodity-linked notes, total return swaps based on the value of an equity security and commodity futures contracts. The Fund may invest in such instruments in order, for example, (i) to seek current income or capital appreciation or (ii) to reduce the Fund’s exposure solely to credit obligations. The Advisers believe that the flexibility afforded by being able to invest in such instruments may benefit the Fund by (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations and (ii) increasing the mix of instruments in the Fund’s portfolio which could reduce the overall risk of the Fund’s portfolio. There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations.

If the Fund receives equity securities in a debt restructuring or bankruptcy proceeding in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to reduce its positions in such securities, or in any related hedges or any other investment, if the Advisers believe it would not be in the best interest of the Fund to do so.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund’s assets.

The Fund does not invest in a derivative (other than a credit default swap or a currency hedging instrument) if, immediately after the investment, derivatives (other than credit default swaps and currency hedging instruments) would represent more than 30% of the Fund’s Managed Assets on a marked-to-market basis. The Fund may use derivative instruments for hedging, as well as speculative, purposes.

The Fund’s policy of investing, under normal market conditions, in accordance with the foregoing portfolio construction guidelines is not considered to be fundamental by the Fund and can be changed, without the vote of the Fund’s shareholders, by the Board with at least sixty (60) days’ written notice provided to shareholders.

Credit quality, liquidity and geographic origin of portfolio investments

The Fund may invest, without limitation, in credit obligations that are rated below investment grade by a NRSRO such as S&P or Moody’s or unrated credit obligations that are deemed by the Advisers or to be of comparable quality, commonly known in either case as “junk” securities. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve significant risk exposure to adverse conditions. Any of the Fund’s investments may be issued, at the time of investment by the Fund, by “non-stressed” or “stressed” issuers. The Fund may invest in credit obligations of any maturity or duration. “Non-stressed issuers” generally refers to those issuers that are in compliance with respect to their financial obligations and are not stressed or distressed issuers. “Non-stressed obligations” generally refers to credit obligations issued by non-stressed issuers. “Stressed issuers” generally refers to those issuers that the market expects to become distressed issuers in the near future. “Stressed obligations” generally refers to credit obligations issued by stressed issuers. “Distressed issuers” generally refers to those issuers that are unable to service their debt. “Distressed obligations” generally refers to credit obligations issued by distressed issuers. The Fund does not intend to invest in credit obligations issued by issuers that, at the time of investment, the Advisers believe to be distressed issuers.

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest globally in U.S. and non-U.S. issuers’ obligations and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. The Fund typically seeks to limit its exposure to foreign currency risks by entering into forward transactions and other hedging transactions to the extent practical. There can be no assurance that the Fund’s currency hedging strategies will succeed. Under normal market conditions, the Fund expects to continue investing in both U.S. and non-U.S. issuers. The Fund’s current areas of geographic focus are in the United States and Europe, but the Fund also intends to utilize proceeds from the Offer to invest in emerging markets. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. credit obligations generally or in emerging market credit obligations specifically.

The Fund may invest in loans and bonds issued by issuers of any size. The Fund’s focus with respect to borrower size is subject to change from time to time and may be changed without notice to the Fund’s shareholders. The Fund may invest in credit obligations at all levels of the capital structure. In investing in credit obligations, the Fund focuses on senior secured debt and other senior debt (including senior unsecured debt issued by an issuer that has also issued senior secured debt). The Fund’s focus in this regard is subject to change from time to time and may be changed without notice to the Fund’s shareholders.

INVESTMENT PHILOSOPHY

The Advisers have expertise in Senior Loans and subordinated debt instruments, including those of stressed and distressed issuers, and is responsible for the overall management of the Fund.

The Advisers seek to maximize risk adjusted returns, including by seeking to manage risk through shorting and other hedging strategies when deemed advisable by the Advisers. There can be no assurance that the Fund’s hedging strategies will succeed. The Advisers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Advisers look to maintain trading flexibility and to preserve capital. They conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The Advisers’ investment teams use a robust credit process that includes research and analysis using a top-down/bottom-up approach to find mispriced or undervalued opportunities: from the top down, they consider macroeconomic themes of the overall credit market and industries, and from the bottom up, they conduct detailed fundamental analysis related to credit obligations of specific issuers, including examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. The Advisers also seek to understand historic and prospective industry trends affecting an investment opportunity. The Fund typically seeks to balance interest rate risk with investment performance by investing, when deemed advisable by the Advisers, in both floating rate credit obligations, which are more likely to maintain their value in changing interest rate environments, and fixed rate credit obligations, which are more likely to lose value in rising interest rate environments but may pay higher rates of interest than floating rate credit obligations.

See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Market Risk.” The Fund typically seeks to balance credit risk with investment performance by investing, when deemed advisable by the Advisers, in both Senior Loans, which may pose less credit risk, and other credit obligations, which may offer the prospect of higher returns with more credit risk. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Credit Risk.” The Advisers’ investment process is subject to change in their discretion.

When investing in credit obligations, the Fund may invest in the same securities or other credit obligations in which other accounts managed by the Advisers also invest. To the extent that the Advisers serve as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a pro rata basis or on such other basis as the Advisers determine to be fair and equitable to the Fund and such other accounts.

Investors should note that the investment advisory fee structure for other accounts managed by the Advisers may be different than the investment advisory fee structure for the Fund. See “Management of the Fund — Potential Conflicts of Interest of the Advisers” in the SAI for more information on advisory fees and the Advisers’ policies and procedures to address conflicts of interest. The Fund offers an opportunity for its investors to have access to an investment strategy implemented by the Advisers, which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

PORTFOLIO COMPOSITION

The Fund’s investments (primarily in Senior Loans, subordinated loans and debt, other debt obligations, structured products and swaps — each of which is described in more detail below) may be all or substantially in investments that are generally considered to have a credit quality rated below investment grade by a NRSRO or unrated credit obligations that are deemed to be of comparable quality by the Advisers. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities. Adverse changes in the economy or to the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. Some of the securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

While all credit obligations tend to fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market as well as the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities may also have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the Advisers’ experience, judgment and analysis than higher-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

The Fund may invest in the credit obligations of stressed issuers, including obligations that are in covenant or payment default. Credit obligations that are or become stressed generally trade at prices below par, thus creating opportunities for capital appreciation (or loss) as the values of such securities change over time. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Advisers rely on company management, outside experts, market participants and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the analysis of the Advisers will produce conclusions that lead to profitable investments for the respective portion of the Fund’s portfolio managed by each. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. There can be no assurance that a bankruptcy court would not approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.

The Fund may sell portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Advisers believe the potential for high current income or capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year.

SENIOR LOANS

Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities that operate in a variety of industries and geographic regions. Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The Fund may act as one of the original lenders originating a Senior Loan, may purchase portions of Senior Loans through assignments from lenders and may invest in participations in Senior Loans. Senior Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Senior Loans a claim on some or all of the borrower’s assets that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrowers. Senior Loans also have contractual terms designed to protect lenders. The Fund will generally acquire Senior Loans of borrowers that, among other things, in the Advisers’ judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Advisers. Because of the protective features of Senior Loans, the Fund and the Advisers believe that Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate Senior Loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The prices of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time.

The Fund’s Senior Loan investments will typically be secured by specific assets of the borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the borrower. In some cases, a Senior Loan may be secured only by stock of the borrower or its subsidiaries. The borrower may experience financial difficulty and/or the value of collateral may decline over time. The loan agreement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. As described below, the Fund may also invest in loans that are not secured by specific collateral. Investments in such unsecured loans involve a greater risk of loss.

Senior Loans also have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

The proceeds of Senior Loans that the Fund will purchase typically will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may purchase and retain in its portfolio Senior Loans of borrowers that have filed for protection under the federal bankruptcy laws or similar laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in Senior Loans involves investment risk, and some borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analysis and monitoring of borrowers.

The Fund generally invests in a Senior Loan if, in the Advisers’ judgment, the borrower can meet its future payment obligations. The Advisers will perform their own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the agent or other lenders with respect to the portion of the Fund’s portfolio managed by each. When evaluating a borrower, the Advisers will consider many factors, including the borrower’s past and future projected financial performance. The Advisers also consider a borrower’s management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Advisers believe that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Advisers continue to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Advisers use their best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. The Fund’s NAV of the Common Shares fluctuates as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund’s NAV of the Common Shares. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Risks of Senior Loans.”

There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. Although a Senior Loan may not be rated by a NRSRO at the time the Fund purchases the Senior Loan, NRSROs have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund’s portfolio may be rated. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but deemed by the Advisers to be of comparable quality.

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund intends never to act as the agent or principal negotiator or administrator of a Senior Loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Advisers for the Fund and/or one or more other registered investment companies managed by the Advisers.

The Fund will not act as an original lender for a loan if, after making such loan, loans originated by the Fund would exceed 5% of the Fund’s Managed Assets. The Fund will generally only act as an original lender for a loan if, among other things, in the Advisers’ judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Advisers. The Advisers rely primarily on their own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. See “Risks Factors — Risks Relating to Investing in the Fund’s Common Shares — Lender Liability Risk.” In addition, the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a fund managed by Aberdeen or (ii) where Aberdeen or a fund managed by Aberdeen is the agent, principal negotiator or administrator of the loan, except to the extent that the Advisers or another registered investment company managed by the Advisers might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Advisers.

Senior Loan assignments and participations. The Fund may purchase Senior Loans by assignment from a lender in the original syndicate of lenders or from subsequent assignees. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also purchase participations from lenders in the original syndicate making Senior Loans. When the Fund purchases a participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender.

In the case of a participation, the Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the participation, although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations.

SECOND LIEN OR OTHER SUBORDINATED OR UNSECURED LOANS OR DEBT

The Fund may invest in second lien or other subordinated or unsecured loans or debt. Such loans or debt are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. As in the case of Senior Loans, the Fund may purchase interests in second lien or other subordinated or unsecured loans or debt through assignments or participations (each as described above).

Second lien loans are secured by a second priority security interest in or lien on specified collateral securing the borrower’s Senior Loans on a first lien basis. This means that Senior Loans are repaid in full with proceeds of the collateral before second lien loans are repaid. Second lien loans typically have less protections and rights as Senior Loans. Second lien loans are not (and by their terms cannot become) junior in lien priority to any obligation of the related borrower other than Senior Loans of such borrower. Second lien loans may have fixed or floating rate interest payments. Because second lien loans are secured on a junior basis to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other non-investment grade securities.

Second lien and subordinated loans typically have greater price volatility than Senior Loans and may be less liquid.

Subordinated loans or debt may, and generally will, rank lower in priority of payment to Senior Loans and second lien loans of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest in or lien on specified collateral, and typically have more subordinated protections and rights than Senior Loans and second lien loans. Subordinated loans may have fixed or adjustable floating rate interest payments. Because subordinated loans may rank lower as to priority of payment than Senior Loans and second lien loans of the borrower, they may present a greater degree of investment risk than Senior Loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks similar to those of below investment grade securities.

Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest in or lien on specified collateral. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien loans and other debt. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the Senior Loans and secured debt of the borrower, they may present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Unsecured interests of below investment grade quality share risks similar to those associated with other below investment grade securities.

STRUCTURED PRODUCTS

The Fund may also invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of the underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, both being speculative techniques. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk. Certain structured products may be terminated early by the issuer if it is unable to hedge its obligations under the product, which could result in a loss to the Fund. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign Senior Loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cash flows are split into two or more portions, called tranches, varying in risk and yield. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect to some degree the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, the various tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to: currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A credit-linked note is a derivative instrument that is an obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, the assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.

Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of “investment company” under the 1940 Act by the operation of Section 3(c)(1) or 3(c)(7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involves operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Fund’s Common Shares. For structured products that are registered under the 1940 Act, please also see “Investment Objectives and Principal Investment Strategy — Other Investments — Securities of Other Investment Companies.”

SWAPS

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. The payment streams are calculated by reference to the investment characteristic(s) chosen applied to an agreed upon notional amount.

A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Total return and index swaps may be used as substitutes for owning the physical securities that compose a given market index or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return (including both price return and dividends or other distributions), which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using a cost-effective instrument.

An interest rate swap involves the exchange by the Fund with a counterparty of their respective commitments to pay or receive amounts based on changes in interest rates. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may write (sell) and purchase put and call swap options. A swap option, or swaption, is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

The Fund may engage in swaptions for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit obligations. The use of swaptions involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swaptions relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swaption, which could result in difficulty closing a position, (iii) swaptions can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors and puts).

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund.

The Fund intends to comply with applicable regulatory requirements when implementing swaps, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions.

USE OF SEGREGATED AND OTHER ACCOUNTS

Many transactions in derivative instruments (including swaps), in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not covered or subject to offsetting positions or transactions. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a cash settled futures contract. Transactions in derivative instruments may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

FOREIGN SECURITIES

The Fund may invest without limitation in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities and may invest without limitation in obligations of issuers located in emerging market countries. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund may also hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. See “ — Foreign Currency Transactions” below.

Investing in Euro-denominated (or other European currency-denominated) securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. The effects of such an abandonment on the applicable country and the rest of the EMU are uncertain but could be negative and severe. Many European countries rely heavily upon export-dependent businesses and any change in the exchange rate between the Euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of investments in the European Union. Moreover, as the European debt crisis has progressed, the possibility of one or more European countries exiting the EMU, or even of the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Foreign currency transactions. The Fund may enter into foreign exchange forward contracts (“forward contracts”) for hedging or portfolio management purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is typically a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They may also be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not typically charge a separate fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OTHER DERIVATIVE INSTRUMENTS

The Fund generally seeks to use certain derivative instruments as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the Fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use derivative instruments to earn income. Among derivative instruments the Fund may utilize are forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

Derivative instruments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instrument. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Fund to predict pertinent market movements, which cannot be assured. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Thus, the use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to derivative instruments are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, transactions in derivative instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund’s risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund’s investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put. The Fund may purchase and sell listed and over-the-counter options (“OTC Options”). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of domestic or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities.

The Fund intends to comply with applicable regulatory requirements when implementing derivative instruments including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. See “Investment Objectives, Policies and Risks — Additional Risks of Other Derivative Instruments” in the SAI.

EQUITY SECURITIES

Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends, while others do not generate sufficient income to support a dividend.

OTHER INVESTMENTS

Securities of other investment companies

The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s investment advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. If the Fund invests in securities issued by an investment company that are not credit obligations, such investment will only count toward the Fund’s 80% portfolio guideline if the investment company itself has a policy to invest at least 80% of its assets in credit obligations.

Zero coupon bonds

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Common Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Common Shareholders as ordinary income or as long-term capital gain depending on which investments are sold. See “Tax Matters — Distributions” in the SAI.

Repurchase agreements and reverse repurchase agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy.

Repurchase agreements are required to be fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying collateral securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government and its agencies or instrumentalities) may have maturity dates exceeding one (1) year.

The Fund may borrow through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. Generally, the effect of a reverse repurchase agreement is that, during the term of the agreement, the Fund can obtain and reinvest all or most of the cash value of the portfolio investment it sold under the agreement and still be entitled to the returns associated with such portfolio investment — thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under the reverse repurchase agreements (or segregates such other amount permitted by the 1940 Act or SEC guidance from time to time).

When-issued and delayed delivery securities

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s NAV.

Private placements and restricted securities

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

The Fund has no liquidity limitation or restriction; thus, some or all of the Fund investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund’s ability to dispose of instruments in a timely fashion and restrict the Fund’s ability to take advantage of market opportunities.

Short sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund’s NAV of the Common Shares.

Temporary investments

During the period in which the net proceeds of this offering are being invested, in order to keep the Fund’s cash fully invested and, for defensive purposes, during periods in which the Advisers believe that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a defensive position) and invest in certain short-term (less than one (1) year to maturity) and medium-term (not greater than five (5) years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary purposes only in short-term and medium-term debt securities that the Advisers believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objectives. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

USE OF LEVERAGE AND RELATED RISKS

The Fund utilizes financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objectives and primary investment strategy). The Fund has utilized leverage since shortly after it began investment operations and expects to continue to use leverage, although there can be no assurance, however, that the Fund will continue to engage in any leveraging techniques. The Fund is currently a party to an $85,000,000 senior secured 364-day revolving credit loan facility with various lenders and with BNP Paribas acting as administrative agent and BNP Paribas Securities Corp. acting as sole lead arranger and sole book manager and, as of April 30, 2019, had $75,000,000 in borrowings outstanding under the Credit Facility, which represented 30.4% of the Fund’s Managed Assets as of such date (including the proceeds of such leverage). Although the Fund is permitted to borrow money and issue senior securities to the extent permitted by the 1940 Act (as described in “Investment restrictions” in the SAI), the Fund’s current Credit Facility does not permit the Fund to have more than $85,000,000 in borrowings outstanding at any one time and imposes other limits on indebtedness that are more stringent than the 1940 Act. The Fund’s portfolio investments, among other property of the Fund, have been pledged as collateral to secure the loans made under the Credit Facility. Under the Credit Facility, the Fund is required to prepay outstanding loans or incur a penalty rate of interest upon the occurrence of certain events of default. Under the Credit Facility, the Fund has agreed to indemnify the lender, its affiliates and other related parties against liabilities they may incur relating to the Credit Facility. Further, until the lender’s commitment to make loans has terminated and the Fund’s borrowings have been repaid, the Credit Facility imposes on the Fund customary covenants, including all of the restrictive covenants described below in the last paragraph of “Description of capital structure — Credit Facility/Commercial Paper Program/Notes” (other than a covenant requiring currency hedging). The Credit Facility expires on November 30, 2019 (although, subject to certain conditions including the payment of an additional fee, the Fund may extend the maturity date of its outstanding loans for up to approximately one (1) year following such expiration date). At the completion of the Offer, the percentage of the Fund’s total assets represented by borrowings or other forms of leverage is anticipated to remain approximately the same as immediately before completion. Although the Fund currently intends to renew the Credit Facility prior to its expiration date, there can be no assurance that the Fund will be able to do so or do so on terms similar to the current Credit Facility, which may adversely affect the ability of the Fund to pursue its investment objectives and strategies. Following completion of the rights offering, the Fund currently intends to adjust leverage in its portfolio from time to time through the Credit Facility.

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so in the next twelve months, the Fund may also determine to issue preferred shares or notes to add leverage to its portfolio. Although the Fund uses leverage as discussed below, there can be no assurance that the Fund will continue to utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. Subject to prevailing market conditions, the Fund intends to use leveraging instruments to maintain leverage on its portfolio representing up to approximately 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments), the maximum amount of leverage allowable under the 1940 Act. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund’s total assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the NAV of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements, borrowings and other senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

The asset coverage requirements under the 1940 Act set forth in the foregoing paragraph would only apply to the Fund’s “uncovered” reverse repurchase agreements. “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act (although the proceeds of, and assets subject to, such agreements would still be counted as part of the Fund’s total assets). A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.” The Fund may not cover a reverse repurchase agreement if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose.

The Fund’s Board regularly reviews the Fund’s use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund’s Common Shares) and reviews the alternative means to leverage (i.e., the relative benefits and costs of using reverse repurchase agreements, credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, or combinations thereof).

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or notes may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Fund and indirectly by the Fund’s Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from leverage. As discussed under “Description of capital structure,” if preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders as well as holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or notes involves expenses associated with the Offer and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund’s Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund’s Common Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Common Shareholders. Leverage creates an opportunity for a greater return per Common Share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage exceeds the cost of such leverage, the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes or a credit facility/commercial paper program would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Advisers to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain) to qualify for the special tax treatment available to regulated investment companies. The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. Prohibitions on dividends and other distributions on the Fund’s Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Requalifying as a regulated investment company could subject the Fund to significant tax costs. See “Tax Matters — Taxation of the Fund” in the SAI.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes that the Fund adds financial leverage to its portfolio through bank borrowings representing 30.4% of Managed Assets (the percentage of leverage as of April 30, 2019) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments) with an estimated annual interest rate of 3.58%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%

Corresponding Common Share return assuming 30.4% of Managed Assets leverage through bank borrowings	(15.9)%	(8.8)%	(1.6)%	5.6%	12.8%

Common Share total return is composed of two elements — the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

In addition to leverage for investment purposes, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

Risk factors

RISKS RELATING TO THE OFFER

Dilution risk

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding Common Share. To the extent that the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%.

In addition, if the Subscription Price for the Offer is less than the Fund’s NAV of the Common Shares as of the Expiration Date, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV of the Common Shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Shareholders who do not exercise their Rights. We cannot state precisely the amount of any decrease because we do not know at this time how many Common Shares will be subscribed for or what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price will be. For example, based on the Fund’s NAV and market price on October 4, 2019, the Subscription Price would be less than NAV and there would be dilution. Assuming full exercise of the Rights being offered and that the NAV per Common Share on the Expiration Date was $12.43 (the NAV per Common Share as of October 4, 2019), it is estimated that the per share dilution resulting from the Offer, as of October 4, 2019, would be $0.49.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights may be viewed as partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

Risks of investing in Rights

Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. Since inception, the Fund’s Common Shares have frequently traded at a discount in relation to NAV. See “Description of Common Shares.” If the Formula Price is less than 82% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a Common Share on that date. In addition, the Formula Price, even if above 82% of NAV, may still be above the market price of a Common Share on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offer may result in an increase in the number of Common Shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer would have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

RISKS RELATING TO INVESTING IN THE FUND’S COMMON SHARES

Market risk

Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

Credit risk

Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Advisers with respect to the portion of the Fund’s portfolio that each manages.

The Fund may invest in credit obligations of stressed issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Advisers rely on company management, outside experts, market participants and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Advisers’ analysis will produce conclusions that lead to profitable investments for the portion of the Fund’s portfolio that each manages. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed debt obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed debt obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest rate and income risk

The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Prepayment or call risk

If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Risks of Senior Loans

There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s NAV of the Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Advisers believe that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s NAV of the Common Shares as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s NAV of the Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Advisers rely primarily on their own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Advisers to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Advisers. Because of the protective terms of Senior Loans, the Advisers believe that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. The Fund will not make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When purchasing a participation, the Advisers will analyze the credit risk posed by the institution selling the participation. The Advisers rely primarily on their own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. See “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Lender Liability Risk.” In addition, the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

In certain circumstances, Senior Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Below investment grade (high-yield or junk bond) securities risk

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Unrated instruments involve the risk that the Advisers may not accurately evaluate the instrument’s comparative credit rating. As a result, the Fund’s investments in unrated instruments depend more heavily on the Advisers’ credit analysis than if the Fund invested in comparable rated instruments. Some unrated securities may not have an active trading market or may be difficult to value, and the Fund might have difficulty selling them at an acceptable price.

Covenant Lite Loans Risk

Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Risks of changes in fixed income market conditions

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. With continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Advisers. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Foreign securities risk

The Fund will invest in credit obligations of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. For example, the recent debt crisis in certain European countries could cause the value of the Euro to deteriorate. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Investing in Euro-denominated (or other European currency-denominated) securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. The effects of such an abandonment on the applicable country and the rest of the EMU are uncertain but could be negative and severe. Many European countries rely heavily upon export-dependent businesses and any change in the exchange rate between the Euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of investments in the European Union. Moreover, as the European debt crisis has progressed, the possibility of one or more European countries exiting the EMU, or even of the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. See “Investment Objectives and Principal Investment Strategy — Foreign Securities.”

The Fund computes and expects to continue to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of second lien or other subordinated or unsecured loans or debt

Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of structured products

The Fund may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Asset-backed and mortgage-backed (or mortgage-related) instruments risk

To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk — the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the U.S. government, there can be no assurance that the U.S. government would in fact guarantee such instruments.

Risks of swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. If the Advisers are incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparty risk

Changes in the credit quality of the dealers that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions will affect the value of those instruments. In the event of a default, or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund and the Advisers seek to deal only with counterparties of high creditworthiness. All of the Fund’s bank or dealer counterparties (including bank or dealer derivative counterparties) will be subject to approval by the Advisers’ risk and compliance groups. The Advisers evaluate and monitor the creditworthiness of the Fund’s counterparties. Specifically, the Advisers’ risk and compliance personnel implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund’s counterparty risk exposure. The parameters and limitations that may be imposed depend on the creditworthiness of the Funds’ counterparties and the nature of the transactions in which the Fund engages.

Financial leverage risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund seeks to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV of the Common Shares and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs to borrow, or in the distribution or interest rates on any preferred shares or notes, may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders (or the interests of holders of preferred shares may differ from the interests of Common Shareholders). The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. The Fund has substantially increased its use of leverage through the Credit Facility during the past twelve months and intends to use leverage up to the maximum amount permitted by the 1940 Act. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks.”

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by the Fund and indirectly by the Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Advisers will be higher when leverage is utilized. This will create a conflict of interest between the Advisers, on the one hand, and Common Shareholders, on the other hand. Fees and expenses in respect of financial leverage, as well as the investment advisory fee and all other expenses of the Fund, will be borne by the Fund and indirectly by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. See “Description of Capital Structure — Preferred Shares” and “ — Credit Facility/Commercial Paper Program/Notes.”

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See “Investment Objectives and Principal Investment Strategy — Portfolio Composition,” “ — Structured Products,” “ — Swaps” and “ — Other Derivative Instruments”; and “Risk Factors — Risks Relating to Investing in the Fund’s Common Shares — Risks of Structured Products,” “ — Risks of Swaps” and “ — Risks of Other Derivative Instruments.”

Sovereign debt securities risk

Investments in government debt securities involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, potentially including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

Risks of other derivative instruments

The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s NAV of the Common Shares, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Lender liability risk

A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Net asset value discount risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.” Historically, shares of closed-end funds have traded at a discount to their NAV, and the Fund can provide no assurance that its Common Shares will trade at or above their NAV. The Fund’s Common Shares frequently trade at a discount to NAV. Immediately following the Offer, the NAV of the Common Shares will be reduced by expenses associated with the Offer paid by the Fund (and the NAV will also reflect that the proceeds to the Fund from the offering were reduced by the sales load). Because the market price of the Fund’s Common Shares may be determined by factors such as NAV, there is an increased risk that the Fund will trade below the Subscription Price and its current NAV for a period following the Offer. Therefore, there is an added risk to investors who may sell their Common Shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of Capital Structure.”

Manager risk

As with any managed fund, the Advisers may not be successful in selecting the best-performing investments or investment techniques in managing its respective portion of the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Potential conflicts of interest risk

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Advisers that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by the Advisers and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, the Advisers typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although the Advisers anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Advisers may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which the Advisers anticipate a more significant market impact, the Advisers intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of the Advisers based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, the Advisers may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Advisers do not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Advisers’ discretionary account trading, the Advisers may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

OTHER RISKS OF INVESTING IN THE FUND

Investment risk

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of investing in other investment companies

The Fund may acquire shares in other investment companies, including foreign investment companies to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its Common Shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Zero coupon securities risk

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Common Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Common Shareholders as ordinary income or as long-term capital gain depending on which investments are sold. See “Tax Matters — Distributions” in the SAI.

Inflation risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Repurchase agreements and reverse repurchase agreements risk

The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s NAV of the Common Shares will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments. A reverse repurchase agreement effectively represents a loan from the buyer to the Fund under the agreement.

When-issued and delayed delivery securities risk

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s NAV of the Common Shares.

Illiquid investments risk

The Fund’s investments in relatively illiquid investments and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Short sales risk

The Fund may engage in short sales. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Equity securities risk

The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by the Fund. The prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant market, or when political or economic events affecting the issuer occurs. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Warrants risk

The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund’s NAV of the Common Shares.

Temporary investments risk

During periods in which the Advisers believe that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term and medium-term debt securities or hold cash. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities believed to be of high quality, which are expected to be subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

Tax risk

The Fund has elected to be treated as, and intends to continue to qualify each year as, a “regulated investment company” under the Code. Assuming the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, that it distributes (including amounts that are treated as distributed and reinvested pursuant to the Plan, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount at least equal to 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, original issue discount, market discount and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to continue to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must also meet certain asset diversification tests and at least 90% of its gross income for such year must be comprised of certain types of qualifying income. If, for any taxable year, the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax on its net income and capital gains at the regular corporate tax rates (without a deduction for distributions to shareholders). In addition, shareholders will be subject to tax on distributions to the extent of the Fund’s current or accumulated earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and Common Shareholders would be subject to the risk of diminished investment returns.

Valuation risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

U.S. government debt securities risk

U.S. government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV of the Common Shares. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Recent developments

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Advisers.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

In addition, the ongoing negotiations surrounding Brexit have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether an exit deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Fund and to avoid the effect of any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite these preparations.

LIBOR and other Reference Rates Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a the new Secured Overnight Funding Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate.  As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Operational Risk

Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Advisers, other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Advisers have established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Government intervention in the financial markets risk

In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Anti-takeover provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV. The Fund’s Board has determined that these provisions are in the best interests of shareholders generally.

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board under the laws of the State of Delaware and the 1940 Act.

THE ADVISER

The Adviser provides day-to-day investment management services to the Fund. Aberdeen Asset Managers Limited, a Scottish Company serves as the Adviser. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $669.6 billion in assets as of June 30, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.”

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into the MOU pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with regards to the MOU.

THE SUB-ADVISER

Aberdeen Standard Investments Inc. serves as the sub-adviser to the fund, pursuant to a sub-advisory agreement. The Sub-Adviser is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is a wholly-owned subsidiary of Aberdeen PLC.

ADVISORY AGREEMENTS

Under an advisory agreement, the Adviser receives an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets, which means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For its services to the Fund, under a sub-advisory agreement with the Adviser, the Sub-Adviser receives a fee from the Adviser equal to 40% of the advisory fee received by the Adviser from the Fund after fee waivers and expense reimbursements, if any.

The Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) are limited to 0.45% of the average daily net assets of the Fund on an annualized basis through October 31, 2020 (excluding interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses). Contingent upon the issuance of new Common Shares pursuant to the Offer, the Adviser has contractually agreed to further limit total other expenses as a percentage of net assets attributable to Common Shares of the Fund to 0.35% of the average daily net assets of the Fund on an annualized basis beginning December 1, 2019 and at least through October 31, 2021. The Fund may repay any such reimbursement from the Adviser if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed the lesser of: (i) 0.45% (or 0.35%, as applicable) for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund’s total other expenses or any expense limitation or (ii) or the applicable expense limitation in effect at the time the expenses are recouped.

The Fund pays all of its other expenses including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

Effective December 1, 2017, AAML became the Fund’s investment adviser and ASI became the Fund’s sub-adviser. A discussion of the basis for the Board’s approval of the Advisory and Sub-Advisory Agreements is included in the Fund’s Annual Report to shareholders for the period ended October 31, 2017. Prior to December 1, 2017, the Fund was managed by another, unaffiliated investment adviser.

The Advisers will benefit from the Offer because their fees are based on the Managed Assets of the Fund. It is not possible to state precisely the amount of additional compensation the Advisers will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $11.03 per Common Share, and after payment of the Dealer Manager fees and estimate of expenses, the Adviser would receive additional annualized fees of approximately $805,186  and the Sub-Adviser would receive additional annualized fees of approximately $322,074 as a result of the increase in the Fund’s Managed Assets.

PORTFOLIO MANAGERS

Steven Logan, Ben Pakenham, Matthew Kence and Erlend Lochen are jointly and primarily responsible for the day-to-day management of the Fund’s assets. The below table provides information about their current positions with ASI and their past business experience.

Individual & Position	Services Rendered	Past Business Experience
Steven Logan Head of Euro High Yield & Global Leverage Loans	Responsible for Euro High Yield and Global Leverage Loans

Currently, Head of Euro High Yield and Global Leverage Loans. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership.

Ben Pakenham Deputy Head of Euro High Yield	Responsible Euro High Yield

Currently, Deputy Head of Euro High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors (2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, Mr. Pakenham was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence Senior Vice President Global High Yield	Responsible for Global High Yield

Currently, Senior Vice President Global High Yield. Mr. Kence joined Standard Life Investments in 2010. Prior to joining Standard Life Investments, Mr. Kence worked at a number of companies including MFS Investment Management and Gannett Welsh & Kotler. Matt has 9 years’ investment experience at Standard Life Investments with 16 years’ experience in the industry.

Erlend Lochen Head of US Credit and Global High Yield	Responsible for US Credit and Global High Yield

Currently, Head of US Credit and Global High Yield. Mr. Lochen joined Standard Life Investments in 2001. Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 18 years’ investment experience at Standard Life Investments and 22 years’ experience in the industry.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE ADMINISTRATOR

Aberdeen Standard Investments Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, ASI is generally responsible for managing the administrative affairs of the Fund.

For administration related services, ASI is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion, plus certain out-of-pocket expenses.

During periods when the Fund is using leverage, the fee paid to ASI (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund — The Administrator.”

State Street Bank and Trust Company serves as sub-administrator of the Fund and is paid by ASI out of the fees it receives as the Fund’s administrator.

Investor Relations

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, ASI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program. However, investor relations services fees are limited by ASI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASI.

Pursuant to the terms of the Investor Relations Services Agreement, ASI (or third parties engaged by ASI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

LEGAL PROCEEDINGS

The Fund and the Advisers are not currently parties to any material legal proceedings.

NET ASSET VALUE OF COMMON SHARES

The Common Shares are listed on the NYSE. The NAV of the Common Shares of the Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of Common Shares outstanding of the Fund. The Fund reserves the right to calculate the NAV more frequently if deemed desirable.

Loans and securities are valued by the Fund following valuation guidelines established and periodically reviewed by the Board. Under the valuation guidelines, loans and securities for which reliable market quotes are readily available are valued at current market value and all other loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and ask price of such currencies against the U.S. dollar, as quoted by a major bank.

When a Common Shareholder sells Common Shares, he or she will typically receive the market price for such Common Shares, which may be less than the NAV of such Common Shares. See “Closed-End Fund Structure.”

DISTRIBUTIONS

The Fund intends to make regular monthly distributions to shareholders. The amount of each monthly distribution will vary depending on a number of factors, including distributions payable on preferred shares or notes (if any) or other costs of financial leverage. As portfolio and market conditions change, the rate of distribution on the Common Shares and the Fund’s distribution policy could change. On an annual basis, the Fund intends to distribute all or substantially all of its net investment income (after it pays accrued distributions on any outstanding preferred shares or other costs of financial leverage) to meet the requirements for qualification as a regulated investment company under the Code.

The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one (1) year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. The Fund intends to distribute all or substantially all of the Fund’s net investment income each year. In addition, at least annually the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund’s net investment income and net capital gain for any year exceed the total distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

If, for any taxable year, the total distributions made exceed the Fund’s current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted tax basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund’s distribution policy results in distributions in excess of its net investment income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

Common Shareholders will automatically reinvest some or all of their distributions in additional Common Shares pursuant to the Fund’s dividend reinvestment plan, unless such Common Shareholders contact the Plan Agent and elect to receive distributions in cash. See “Dividend Reinvestment Plan.”

In certain circumstances, the Fund may elect to retain its investment company taxable income or capital gain and pay income or excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with the Advisers, determines it to be in the best interest of shareholders to do so. The Fund anticipates it may pay an excise tax of approximately $80,000 for the calendar year ending December 31, 2019. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal and calendar year and may be subject to change based on tax regulations.

An investor who acquires Common Shares in the Offer issued after the record date for a monthly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires Common Shares in the Offer will not receive the Fund’s dividend payable on October 29, 2019 to Common Shareholders of record at the close of business on October 21, 2019 and an investor who acquires Common Shares in the Offer issued after the record date for the Fund’s November dividend (which is expected to be November 5, 2019), if declared by the Board, will not receive such dividend.

TAX MATTERS

The following is (i) a description of the material U.S. federal income tax consequences of the receipt, ownership, disposition and exercise of Rights by Record Date Shareholders and other Rights holders and of owning and disposing of Common Shares and (ii) a description of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to the receipt, ownership, disposition and exercise of Rights and an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in such securities. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change or differing interpretation, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares or Rights as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares or Rights; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares and Rights as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Rights or Common Shares, as applicable and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a

U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

THE OFFER

The receipt of the Rights by a Record Date Shareholder pursuant to the Offer will be treated as a non-taxable distribution with respect to the Common Shares for U.S. federal income tax purposes. If the fair market value of the Rights received by a Record Date Shareholder is less than 15% of the fair market value of the Common Shares with respect to which such Rights are received as of the date the Rights are received, the Rights will have a zero basis for U.S. federal income tax purposes, unless the Record Date Shareholder affirmatively elects to allocate a portion of its basis in the related Common Shares to the Rights in proportion to the relative fair market values of the Common Shares and the Rights received, as determined on the date of receipt. This election must be made in the tax return for the taxable year in which the Rights are received. On the other hand, if the fair market value of the Rights received is equal to or greater than 15% of the fair market value of the Common Shares on the date the Rights are received, then a Record Date Shareholder’s basis in his or her Common Shares must be allocated between the Common Shares and the Rights in proportion to their respective fair market values, as determined on the date the Rights are received. The basis of a Right purchased in the market will generally be its purchase price.

The exercise of a Right by, or on behalf of, a Record Date Shareholder or other Rights holder will not be a taxable transaction for U.S. federal income tax purposes. The basis of each new Common Share acquired upon exercise of the Rights will equal the sum of the Subscription Price and the tax basis (as determined above), if any, of the Right exercised. The holding period of the Common Shares acquired by exercise of Rights will begin on the day the Rights are exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

Gain or loss realized on a sale of Rights by, or on behalf of, the Record Date Shareholder or other Rights holder will be capital gain or loss, and will be long-term capital gain or loss if the holding period for the Rights is more than one (1) year. For these purposes, a Record Date Shareholder’s holding period for the Rights will include the holding period of the Common Shares with respect to which the Rights were distributed. The amount of the gain or loss will be equal to the difference between the tax basis in the Rights disposed of (as determined above), if any, and the amount realized on the disposition. The deductibility of capital losses is subject to limitations under the Code.

Notwithstanding the basis allocation rules described above, in the event a Record Date Shareholder allows the Rights to expire, the Rights will be deemed to have a zero basis and, therefore, the Record Date Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Common Shares with respect to which the expired Rights were distributed will remain unchanged compared to their tax basis prior to the Offer. If a Right that has been purchased in the market expires unexercised, the holder will recognize a capital loss equal to the basis of the Right.

A Non-U.S. Common Shareholder (as defined below under “Owning and Disposing of Common Shares”) whose income from the Fund is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Rights.

THE FUND

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the Plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each Common Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Common Shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

OWNING AND DISPOSING OF COMMON SHARES

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. Distributions made to a non-corporate Common Shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at reduced maximum rates, provided that the Common Shareholder meets certain holding period and other requirements with respect to its Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan.

A Common Shareholder may recognize a capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

NON-U.S. COMMON SHAREHOLDERS

If a Common Shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a “non-U.S. Common Shareholder”) whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business, ordinary income dividends distributed to such non-U.S. Common Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. Common Shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of Common Shares by a non-U.S. Common Shareholder, please see the discussion in the SAI under “Tax Matters — Non-U.S. Common Shareholders.”

If a Common Shareholder does not provide the applicable payor with its correct taxpayer identification number and any required certifications, such Common Shareholder may be subject to backup withholding (currently, at a rate of 24%) on the distributions it receives (or is deemed to receive) from the Fund. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Shareholders.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.   To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

CLOSED-END FUND STRUCTURE

The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Advisers, from time to time may review possible actions to reduce any such discount. On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Advisers and subject to market conditions and investment considerations. In light of the Offer and certain considerations under applicable law, the Board has approved a temporary suspension of the Program. The Board might also consider other options to reduce the discount, such as tender offers for Common Shares at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV. The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval by both (i) a majority of the Board and (ii) a vote of shareholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See “Description of Capital Structure.”

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the plan agent, State Street Bank and Trust Company (the “Plan Agent”). Common Shareholders whose Common Shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

An investor who acquires Common Shares in the Offer issued after the record date for a monthly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires Common Shares in the Offer will not receive the Fund’s dividend payable on October 29, 2019 to Common Shareholders of record at the close of business on October 21, 2019 and an investor who acquires Common Shares in the Offer issued after the record date for the Fund’s November dividend (which is expected to be November 5, 2019), if declared by the Board, will not receive such dividend.

The Plan Agent serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s Common Shares or in cash, as Common Shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares. If the market price per Common Share (plus expected commissions) on the valuation date equals or exceeds NAV per Common Share on that date, the Fund will issue new Common Shares to participants at NAV unless the NAV is less than 95% of the market price on the valuation date, in which case, Common Shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s Common Shares are then listed, the next preceding trading day. If the NAV per Common Share exceeds the market price per Common Share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s Common Shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to thirty (30) days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the NAV of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Common Shareholder who holds his Common Shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such Common Shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their NAV, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the NAV of the Common Shares, participants will receive distributions in Common Shares with a NAV greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the NAV. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the NAV.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See “Tax Matters — Distributions” in the SAI.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three (3) Business Days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least thirty (30) days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, Common Shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such Common Shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon ninety (90) days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to the Agreement and Declaration of Trust dated as of December 9, 2010. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per common share. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. An investor who acquires Common Shares in the Offer issued after the Record Date for a meeting of shareholders will not be entitled to vote such Common Shares, or otherwise participate with respect to such Common Shares, at such meeting.

GENERAL

Set forth below is information with respect to the Fund’s outstanding securities as of October 1, 2019:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Common Shares Held by the Fund or for its Own Account

Common Shares	Unlimited	0	13,074,072

COMMON SHARES

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one (1) vote as to matters on which it is entitled to vote pursuant to the terms of the Agreement and Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all claims and obligations of the Fund and the liquidation preference with respect to any outstanding preferred shares, and (upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection), the trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. Common Shareholders shall be entitled to the same limitation of personal liability extended to common shareholders of private corporations for profit organized under the Delaware General Corporation Law.

In general, except as provided in the following paragraph, when there are any borrowings, including reverse repurchase agreements, or preferred shares and/or notes outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares or notes from a NRSRO. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or notes or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. See “Distributions.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The asset coverage requirements under the 1940 Act set forth in the foregoing paragraph would only apply to the Fund’s “uncovered” reverse repurchase agreements. “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act (although the proceeds of, and assets subject to, such agreements would still be counted as part of the Fund’s total assets). A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.” The Fund may not cover a reverse repurchase agreement if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of an Adviser, the assets that would have been used to cover could be better used for a different purpose.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shareholders. The Common Shares have no preemptive rights.

The Fund currently issues its Common Shares without certificates.

The trading or “ticker” symbol of the Common Shares on the NYSE is “ACP.”

REPURCHASE OF COMMON SHARES

Since inception, the Fund’s Common Shares have frequently traded at a discount in relation to NAV. The Board has authorized repurchases of Common Shares through open market transactions if deemed necessary or desirable in reducing the discount from NAV in the market price of Common Shares, provided that the Fund may not repurchase more than 10% of its outstanding Common Shares in any calendar year. The Board currently has no intention to take any other action in response to a discount from NAV of the Common Shares. Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the

Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Shares. The Board may in the future modify these conditions in light of experience.

PREFERRED SHARES

The Fund does not currently have any preferred shares outstanding and has no current intention to issue preferred shares.

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.001 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.  To the extent the Trustees authorize the issuance of any preferred shares, the Trustees are also permitted to amend or supplement the Agreement and Declaration of Trust, as they deem appropriate. Any such amendment or supplement may set forth the rights, preferences, powers and privileges of such preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

If issued, the Fund expects that holders of preferred shares, voting as a class, shall be entitled to elect at least two of the Fund’s trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two (2) full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect at least a majority of the Fund’s trustees with the number of Trustees increased appropriately to the extent necessary to effectuate such rights until all distributions in arrears have been paid or declared and set apart for payment. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. In addition, if required by a NRSRO rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

The Fund expects that the affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The Fund currently intends to seek the highest credit rating possible from one or more NRSROs on any preferred shares that the Fund issues. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such NRSRO. Although, as of the date hereof, no NRSRO has established guidelines relating to the Fund’s preferred shares, based on previous guidelines established by NRSROs for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given at this time as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by a NRSRO will be more or less restrictive than as described in this prospectus.

REVERSE REPURCHASE AGREEMENTS AND DERIVATIVES

Financial leverage may be achieved through entering into reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. The 1940 Act generally limits the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3 % of the Fund’s total assets at the time utilized. “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.” The Fund may not cover a reverse repurchase agreement if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose.

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. To the extent that the Fund covers its obligations under such other transactions, as described in this prospectus, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. Further, the Fund may incur losses on such transactions (including the entire amount of the Fund’s investment in such transaction) even if they are covered.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM/NOTES

The Fund utilizes leverage through borrowings and may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third (1/3) of the Fund’s total assets (inclusive of the amount borrowed) following the closing of the Offer hereby. Any such borrowings would constitute financial leverage. Such a credit facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be pre-payable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility/commercial paper program or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility/commercial paper program against liabilities they may incur in connection with the credit facility/commercial paper program. The Fund is currently a party to the Credit Facility. The Credit Facility expires on November 30, 2019 (although, subject to certain conditions including the payment of an additional fee, the Fund may extend the maturity date of its outstanding loans for up to approximately one (1) year following such expiration date). Although the Fund currently intends to renew the Credit Facility, prior to its expiration date there can be no assurance that the Fund will be able to do so or do so on terms similar to the current Credit Facility, which may adversely affect the ability of the Fund to pursue its investment objectives and strategies. Following completion of the rights offering, the Fund currently intends to adjust leverage in its portfolio from time to time through the Credit Facility. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks” for more information.

The Fund may also obtain leverage through the issuance of notes representing indebtedness. Such notes are not expected to be convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the terms of the notes. The Fund may be required to prepay outstanding amounts under the notes or incur a penalty rate of interest upon the occurrence of certain events of default.

The Fund may use leverage to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of notes or other debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of the outstanding indebtedness (i.e., such aggregate amount may not exceed 33 1/3 % of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such aggregate amount. If the Fund issues notes, borrows money or enters into a credit facility/commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

The Fund may seek the highest credit rating possible from one or more NRSROs on any notes that the Fund issues. In such a case, the Fund intends that, as long as notes are outstanding, the composition of its portfolio will reflect guidelines established by such NRSRO. Although, as of the date hereof, no NRSRO has established guidelines relating to the Fund’s notes, based on previous guidelines established by NRSROs for the securities of other issuers, the Fund anticipates that the guidelines with respect to the notes will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the notes, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the notes. No assurance can be given that the guidelines actually imposed with respect to the notes by a NRSRO will be more or less restrictive than as described in this prospectus.

In addition, the Fund expects that any notes or a credit facility/commercial paper program would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies, engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund would only agree to a limit on its ability to change its fundamental investment policies if doing so was consistent with the 1940 Act and applicable state law. The Fund may be required to pledge (or otherwise grant a security interest in) some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any notes or credit facility/commercial paper program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/commercial paper program, or issue notes, on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into or issued, any such notes or credit facility/commercial paper program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares and/or notes or debt securities. The Fund is currently a party to the Credit Facility. See “Investment Objectives and Principal Investment Strategy — Use of Leverage and Related Risks” for more information.

ANTI-TAKEOVER AND CERTAIN OTHER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust and By-Laws of the Fund contain provisions, which are described below in this section, that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s trustees or shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Fund may be regarded as “anti-takeover” provisions.

The Board is divided into three (3) classes, with the terms of one (1) class expiring at each annual meeting of shareholders or special meeting in lieu thereof. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two (2) years the replacement of a majority of the Board. Shareholders have no right under the Agreement and Declaration of Trust to remove any trustee, other than by electing a different trustee at an annual meeting of shareholders. The Fund’s Agreement and Declaration of Trust provides that, unless a two-thirds (2/3) majority of the Board approves such action, the affirmative vote of at least three-fourths (3/4) of the Fund’s outstanding shares of each affected class or series entitled to be cast, voting together unless otherwise entitled to vote as a separate class or series, is required in order to approve (i) any amendment to, repeal of, or adoption of any provision inconsistent with, the Fund’s Agreement and Declaration of Trust regarding election and term of trustees or (ii) any amendment to the Agreement and Declaration of Trust that reduces the foregoing three-fourths (3/4) vote requirement. A trustee may be removed from office for cause only, and not without cause, and only by the action of two-thirds (2/3) of the remaining trustees provided the aggregate number of Trustees after such removal shall not be less than the minimum set forth in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the trustees may (i) sell, convey and transfer all or substantially all of the assets of the Fund to another trust, corporation, partnership, association or other entity; (ii) merge or consolidate the Fund with any other trust, corporation, partnership, association or other entity or (iii) dissolve the Fund. The trustees may require a shareholder vote on such matters as well. The Agreement and Declaration of Trust does not contemplate that the shareholders could affect any of the foregoing actions directly.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements are in the best interests of the shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Fund will fully indemnify (except in the case of certain disabling conduct) each of its trustees, officers and employees, and any investment adviser or sub-adviser in connection with their service with the Fund. The Agreement and Declaration of Trust also provides for advancement of expenses (including counsel fees) to such indemnified persons subject to certain conditions set forth in the Agreement and Declaration of Trust.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by both (i) a majority of the Board and (ii) a vote of shareholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR.

State Street serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses. State Street also acts as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. The principal business address of State Street is 1 Heritage Drive, 3rd Floor, North Quincy, Massachusetts 02171.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed on for the Fund by Willkie Farr & Gallagher LLP and, with respect to certain matters of Delaware law, by Richards Layton & Finger LLP, and for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of and for the fiscal year ended October 31, 2018 incorporated by reference in the SAI have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal place of business of KPMG is located at 1601 Market Street, Philadelphia, Pennsylvania 19103. KPMG provides audit services, tax return preparation, and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC (File No. 333-233484) and available at www.sec.gov. The SAI can be obtained without charge by calling 1-877-525-7330.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference. To the extent they would be material to an investor’s decision to invest in the Offer, the terms of any such contract or other document are described in the Prospectus.

Table of contents for the statement of additional information

Investment objectives, policies and risks	2

Investment restrictions	13

Management of the Fund	14

Portfolio transactions and brokerage allocation	28

Description of shares	31

Repurchase of Common Shares	31

Tax matters	33

Proxy voting policy and proxy voting record	38

Financial Statements	39

Legal counsel	39

Additional information	39

Appendix A—Description of securities ratings	A-1

Appendix B—Proxy voting guidelines	B-1

Aberdeen Income Credit Strategies Fund

4,358,024 Common Shares

Issuable Upon Exercise of Transferable Rights to

Subscribe for Common Shares

PROSPECTUS

C-1

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated October 8, 2019

Aberdeen Income Credit Strategies Fund

Statement of Additional Information

Aberdeen Income Credit Strategies Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Table of Contents

Investment objectives, policies and risks	2

Investment restrictions	13

Management of the Fund	14

Portfolio transactions and brokerage allocation	28

Description of shares	31

Repurchase of Common Shares	31

Tax matters	33

Proxy voting policy and proxy voting record	38

Financial Statements	39

Legal counsel	39

Additional information	39

Appendix A—Description of securities ratings	A-1

Appendix B—Proxy voting guidelines	B-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [  ], 2019.

This Statement of Additional Information (the “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus for the Fund dated [  ], 2019, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or

1

by calling the Fund at 1-877-525-7330. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

Investment objectives, policies and risks

The following disclosure supplements the disclosure set forth under the caption “Investment Objectives and Principal Investment Strategy” in the prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the prospectus for a complete presentation of the matters disclosed below.

Senior Loans

The Senior Loan Process

Senior secure floating rate and fixed rate loans (“Senior Loans”) are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the lenders. The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, the adviser to the Fund, Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) or the sub-adviser to the Fund, Aberdeen Standard Investments Inc. (“ASI” or the “Sub-Adviser,” and collectively with the Adviser, the “Advisers”), may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of collateral securing the Senior Loans. If the agent is also acting as collateral agent, it will be required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the lenders, to the extent the agent becomes aware or receives notice thereof, of any adverse change in the borrower’s financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees in connection with purchasing, selling and holding of interests in Senior Loans. The fees normally paid by borrowers include three primary types: structuring fees, commitment fees and prepayment penalties. Structuring fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Prepayment penalties are fees paid to lenders when a borrower prepays a Senior Loan under certain circumstances set forth in the loan process. If the Fund acts as a lender originating a Senior Loan (an “original lender”), it will receive these fees directly from the borrower. If the Fund subsequently becomes a lender through an assignment or novation (an “Assignment”), it will receive any commitment fees and prepayment penalties directly from the borrower. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of an investment in a Senior Loan through a participation (a “Participation”), depends on negotiations between the Fund and the lender selling such interests. When the Fund buys a loan through an Assignment, it may be required to pay a fee to the lender selling the loan, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to receive.

2

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.

Types of Senior Loan Investments

The Fund may act as an original lender originating a Senior Loan, may purchase Senior Loans through Assignments and may invest in Senior Loans through Participations.

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund intends never to act as the agent or principal negotiator or administrator of a Senior Loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Advisers for the Fund and/or one or more other registered investment companies managed by the Adviser.

The Fund will not act as an original lender for a loan if, after making such loan, loans originated by the Fund would exceed 5% of the Fund’s Managed Assets. The Fund will generally only act as an original lender for a loan if, among other things, in the Advisers’ judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Advisers. The Advisers rely primarily on their own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a fund managed by the Advisers or their affiliates or (ii) where a fund or account managed by the Advisers or their affiliates is the agent, principal negotiator or administrator of the loan, except to the extent that the Advisers or another registered investment company managed by the Advisers might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Advisers.

Assignment. The purchaser of a loan through an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases an interest in a loan through a Participation, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.

The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

3

Lower Grade Loans and Debt

The Fund’s investments may include credit obligations with the lowest grade assigned by a NRSRO and unrated credit obligations of comparable quality. Credit obligations assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Credit obligations of such companies are regarded by the NRSROs as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the company improves, the underlying value of the obligation may increase, resulting in capital appreciation. If the company defaults on its credit obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount credit obligations may stop generating income and lose value or become worthless.

The Advisers seek to balance the benefits of deep discount credit obligations with the risks associated with investments in such obligations. While a diversified portfolio may reduce the overall impact of a deep discount obligation that is in default or loses its value, the risk cannot be eliminated.

Few lower-grade credit obligations are listed for trading on any national securities exchange, and issuers of lower-grade credit obligations may choose not to have a rating assigned to their credit obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a greater portion of unlisted or unrated credit obligations as compared with a fund that invests primarily in higher-grade credit obligations. Unrated credit obligations are usually not as attractive to as many buyers as are rated credit obligations, a factor which may make unrated credit obligations less marketable. These factors may have the effect of limiting the availability of the credit obligations for purchase by the Fund and may also limit the ability of the Fund to sell such credit obligations at their fair value either to raise cash for the repurchase of Common Shares, meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade credit obligations, these credit obligations may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The markets for lower-grade loans and debt credit obligations may be less liquid than the markets for higher-grade credit obligations. Liquidity relates to the ability to sell an obligation in a timely manner at a price which reflects the value of that obligation. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade credit obligations may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade credit obligations generally could reduce market liquidity for such credit obligations and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates, which currently are near historically low levels, could severely disrupt the market for such credit obligations and adversely affect the value of outstanding credit obligations or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such credit obligations in a timely manner and at their stated value than would be the case for credit obligations for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade or other credit obligations held in the Fund’s portfolio, the ability of the Fund to value the Fund’s investments becomes more difficult and the judgment of the Advisers may play a greater role in the valuation of the Fund’s investments due to the reduced availability of reliable objective data.

The Fund relies on the Advisers’ judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In their analysis, the Advisers may consider the credit ratings of NRSROs in evaluating credit obligations although the Advisers do not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the NRSROs may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Advisers continuously monitor the issuers of credit obligations held in their respective managed portions of the Fund. Additionally, since most non-U.S. income credit obligations are not rated,

4

the Fund will invest in such credit obligations based on the analysis of the Advisers without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade credit obligations and foreign income credit obligations, achievement of the Fund’s investment objectives may be more dependent upon the credit analysis of the Advisers than is the case with investing in higher-grade credit obligations.

New or proposed laws may have an impact on the market for lower-grade credit obligations. The Fund is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade credit obligations.

Derivative Instruments

The Fund may, but is not required to, use various transactions in derivative instruments to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisers seek to use such transactions to further the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving derivative instruments may be limited due to the Fund’s intent to qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. Regulatory developments affecting the exchange-traded and over-the-counter (“OTC”) derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives.

Call and Put Options

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument above the exercise price of the call and may require the Fund to hold a security or instrument which it might otherwise have sold. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities

5

in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

Purchasing Call and Put Options

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, the Fund would bear a risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s NAV of the Common Shares.

OTC Options

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreements with the Counterparty. OTC options expose the Fund to counterparty risk.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (the “CFTC”) under which the

6

Adviser, with respect to the Fund, would be exempt from registration as a “commodity pool operator.” An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate (such as the London interbank offered rate for dollar deposits or LIBOR, EURIBOR or Sterling Overnight Interbank Average Rate or SONIA) .

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund.

Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the

7

futures contract market are subject to margin and maintenance requirements. Rather than meet additional margin requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the margin requirements in the futures contract market may be less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close out a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisers’ ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several risks relating to options on futures contracts. The Advisers will not purchase options on futures contracts on any exchange unless, in the Advisers’ opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts

8

involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S.

9

dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions (“component” transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Advisers, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisers’ judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser(s) are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisers.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of written options, the nature of the foreign currency market, possible intervention by governmental

10

authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Transactions

The Fund may enter into swap transactions including currency, credit default, total return and interest rate swap agreements, as well as options thereon, and may purchase or sell caps, floors and collars.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprised by a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return (i.e., both price returns and dividends or distributions) on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

The Fund may enter into OTC or cleared credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit security in which the Fund may otherwise invest. An OTC credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle or a bank, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will typically make periodic payments to the note holder while the reference entity is not in default. If the reference entity defaults, the note seller may profit through the termination of its obligations to make periodic payments and to return the note holder’s principal. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract’s maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract’s maturity if no credit event occurs.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index

11

exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects the purchaser against an interest rate rise above the maximum amount but requires the purchaser to forego the benefit of an interest rate decline below the minimum amount.

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to notices of eligibility filed with the National Futures Association. The Fund may engage in transactions involving swap agreements and other derivatives in accordance with the rules and interpretations of the CFTC under which the Fund excluded from the definition of a “commodity pool” as defined under CFTC Rule 4.5 under the Commodity Exchange Act. In order for the Adviser, with respect to the Fund, to claim exclusion under CFTC Rule 4.5, the Fund must satisfy one of two CFTC trading limits and not be marketed as a fund for investing in commodities interests.

Under Rule 4.5, the Fund, for other than bona fide hedging transactions, must either:

•                  limit certain derivatives exposure so that the aggregate initial margin and premiums required to establish the Fund’s derivatives positions will not exceed 5% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses for those derivatives and excluding any in-the-money options that were in-the-money at the time of purchase); or

•                  ensure that the aggregate net notional value of the Fund’s certain derivatives positions do not exceed the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on the Fund’s derivatives positions).

CFTC Rule 4.5 imposes limitations on the marketing activities of a fund seeking to rely on the exclusion. A fund, for which its investment adviser is claiming exclusion under CFTC Rule 4.5, may not market participations to the public in a commodity pool or any vehicle for trading in commodity futures, commodity options or swaps.

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Advisers in accordance with guidelines established by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Advisers will monitor the creditworthiness of counterparties to the Fund’s swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess. If the Fund enters into a swap transaction on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars.

A swap option, or swaption, is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisers are incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

12

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.     Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

2.     Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.     Invest in any security if as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, CLO, CBO, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Bloomberg BICS codes for industry classifications.

4.     Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by

13

real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

5.     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

6.     Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.

7.     May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

1.     Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 331/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness). “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.”

2.     Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers).

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The

14

term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Randolph Takian†† 399 Park Avenue, 6th Floor New York, NY 10022 Year of Birth: 1974	Class III Trustee	Term expires 2020 Trustee since 2010	Managing Director and Head of Banking and Lending of Global Wealth and Investment Management at Bank of America (since 2019); Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to 2019); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (from 2012 to 2019); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (from 2010 to 2019).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Independent Trustees

Nancy Yao Maasbach** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee	Term expires 2019 Trustee since 2019	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. (from 2016 to 2018)

P. Gerald Malone** † 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class III Trustee	Term expires 2020 Trustee since 2017

Currently independent director of Bionik Laboratories Corp., a US healthcare company; Chairman Aberdeen Funds; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Dynamic Dividend Fund; Aberdeen Total Dynamic Dividend Fund; Aberdeen Global Premier Properties Fund; Aberdeen Income Credit Strategies Fund; Director of Aberdeen Australia Equity Fund, Inc. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.

				31	None

John Sievwright** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2021 Trustee since 2017	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport).	4	None

15

*  Aberdeen Income Credit Strategies Fund , Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Adviser and Sub-Adviser, and may thus be deemed to be part of the same “Fund Complex.”

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Trustee of the Fund because of prior indirect business dealing with the Adviser.

Principal Officers

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President—Compliance	Since 2017

Currently, Vice President, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1977	Vice President, Compliance	Since 2018	Currently, Chief Risk Officer—Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.

Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2017	Currently, Senior Fund Administration Manager—US for Aberdeen Standard Investments Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Director, Vice President and Head of Product—Americas for Aberdeen Standard Investments Inc., overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2017

Currently, Chairman—Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2017	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined ASI in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200	Vice President, Secretary	Since 2017

Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer

16

Philadelphia, PA 19103 Year of Birth: 1974			Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Erlend Lochen Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2019	Currently, Head of US Credit and Global High Yield. Mr. Lochen joined ASI in 2001 as a credit analyst

Steve Logan** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2017

Currently, Head of Euro High Yield and Global Leverage Loan. Steven joined Aberdeen following the SWIP acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2017	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for Aberdeen Standard Investments Inc. (since 2009).

Ben Pakenham Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2017

Currently, Deputy Head of Euro High Yield and Global Leverage Loans. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2017

Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Standard Investments Inc.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in 2007.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Messrs. Andolina, Cotton, Goodson, Hendry, Keener, Lochen, Logan and Pittard and Mses. Ferrari, Kennedy, Melia, and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios), each of which may also be deemed to be a part of the same “Fund Complex.”

Risk Oversight

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of AAML, who carries out the Fund’s investment advisory and business affairs, and also by ASI and other service providers in connection with the services they provide to the Fund. Each of AAML and ASI, as applicable, and other service providers, have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAML and ASI, as applicable, and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief

17

Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAML to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Experience of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Sub-Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Maasbach, financial and research analysis experience in and covering the Asia region and experience in world affairs Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Takian, product development, marketing and management experience in investment management industry.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation

Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2018. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

18

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2018	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nisha Kumar**	$43,000	$107,458	(3)
Nancy Yao Maasbach***	$0	$107,927	(6)
P. Gerald Malone	$58,000	$353,756	(31)
John Sievwright	$49,000	$73,755	(4)
Randolph Takian	$21,500	$21,500	(1)

*              The number in parentheses indicates the total number of funds in the Fund Complex on which the Trustee serves or served at any time during the fiscal year ended October 31, 2018.

**  Ms. Kumar resigned as a Trustee of the Fund effective December 28, 2018.

*** Ms. Maasbach became a Trustee effective January 12, 2019.

Board and Committee Structure

The Board is currently composed of three Independent Trustees and one Interested Trustee, Randolph Takian. The Fund’s Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2021, Class II in 2019 and Class III in 2020.

The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc

19

committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Fund’s Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Trustees), pre-approves and reviews both the audit and non—audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone and John Sievwright. Mr. Sievwright has been designated as the audit committee financial expert.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures. The Audit and Valuation Committee met three times during the fiscal year ended October 31, 2018.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund’s Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and Sub-Adviser, as appropriate, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for trustee and makes its recommendations to the Board at the time of the Board’s fourth quarter meeting. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone and John Sievwright.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing

20

standards of any exchange on which the Fund’s shares are listed. The Nominating and Corporate Governance Committee met one time during the fiscal year ended October 31, 2018.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Shareholder Communications

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Standard Investments Inc., the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

2019 Trustee Beneficial Ownership of Securities

As of the date of this SAI, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of December 31, 2018, the dollar range of equity securities owned beneficially by each trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies(2)
Independent Trustees:
Nancy Yao Maasbach	A	C
P. Gerald Malone	C	D
John Sievwright	D	D
Interested Trustee:
Randolph Takian	C	C

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

21

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned any shares of the Advisers or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisers or principal underwriter.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Beneficial Ownership

Based upon filings made with the SEC, as of October 1, 2019, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Guggenheim Partners Investment Management	734,286	5.6%

The Adviser

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $669.6 billion in assets as of June 30, 2019. Standard Life Aberdeen plc and its affiliates (collectively, “Aberdeen”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

The Sub-Adviser

Aberdeen Standard Investments Inc. serves as the sub-adviser to the fund, pursuant to a sub-advisory agreement. The Sub-Adviser is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is a wholly-owned subsidiary of Aberdeen PLC.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the

22

charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser will (i) supervise the investment activities of the Fund, including advising and consulting with the Board as the Board may reasonably request; (ii) continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; (iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate; (iv) furnish offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund; and (v) render periodic reports to the Board as the Board may reasonably request regarding the Fund’s investment program and the services provided by the Adviser hereunder.

The Adviser and the Sub-Adviser are parties to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, subject to the directions of the Adviser and the Board, the Adviser has retained the Sub-Adviser to monitor on a continuous basis the performance of the Fund’s assets and to assist the Adviser in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with regards to the MOU.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.25% of the Fund’s average daily Managed Assets. For its services to the Fund, under a sub-advisory agreement with the Adviser, the Sub-Adviser receives a fee from the Adviser equal to 40% of the advisory fee received by the Adviser from the Fund after fee waivers and expense reimbursements, if any.

The Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) are limited to 0.45% of the average daily net assets of the Fund on an annualized basis through October 31, 2019 (excluding interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses). Contingent upon the issuance of new Common Shares pursuant to the Offer, the Adviser has contractually agreed to further limit total other expenses as a percentage of net assets attributable to Common Shares of the Fund to 0.35% of the average daily net assets of the Fund on an annualized basis beginning December 1, 2019 and at least through October 31, 2021. The Fund may repay any such reimbursement from the Adviser if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed the lesser of: (i) 0.45% (or 0.35, as applicable) for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund’s total other expenses or any expense limitation or (ii) or the applicable expense limitation in effect at the time the expenses are recouped.

23

The Advisory and Sub-Advisory Agreements will continue for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective December 1, 2017, AAML became the Fund’s investment adviser and ASI became the Fund’s sub-adviser. A discussion of the basis for the Board’s approval of the Advisory and Sub-Advisory Agreements is included in the Fund’s Annual Report to shareholders for the year ended October 31, 2017. Prior to December 1, 2017, the Fund was managed by another, unaffiliated investment adviser.

The Advisory and Sub-Advisory Agreements provide that the Advisers will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of its duties (“disabling conduct”) and provides for indemnification by the Fund of the Advisers for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Advisers, subject to certain limitations and conditions.

The Administrator

Aberdeen Standard Investments Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, ASI is generally responsible for managing the administrative affairs of the Fund.

For administration related services, ASI is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion, plus certain out-of-pocket expenses.

During periods when the Fund is using leverage, the fee paid to ASI (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund — The Administrator.”

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by ASI out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves together as the Fund’s dividend paying agent, transfer agent and registrar.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, ASI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASI.

24

Pursuant to the terms of the Investor Relations Services Agreement, ASI (or third parties engaged by ASI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

Other Accounts Managed by the Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

As of October 31, 2018, the Portfolio Managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Steven Logan	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Ben Pakenham	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Matthew Kence	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Erlend Lochen	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

Portfolio Manager Compensation

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen group’s overall

25

performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with Aberdeen’s clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of Aberdeen’s core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

26

Securities Ownership of Portfolio Managers

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Steven Logan	$0
Ben Pakenham	$0
Matthew Kence	$0
Erlend Lochen	$0

Potential Conflicts of Interest of the Advisers

Because the Advisers manage and/or administer assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisers receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Advisers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Advisers have proprietary investments in certain accounts or where the portfolio manager or other employees of the Advisers have personal investments in certain accounts. The Advisers have an incentive to favor these accounts over the Fund. Because the Advisers manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Advisers manage and/or administer assets for accounts other than the Fund, including private accounts and private funds. The Advisers also currently serve as investment advisers or administrators to other registered, open and closed-end management investment companies (the Fund and all other accounts managed by the Advisers or their affiliates, including private and registered funds, are collectively referred to as “ASI funds”). The Fund may invest in the same credit obligations as the ASI funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more ASI funds might invest in the borrower’s junior debt. In addition, the Advisers also manage certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another ASI fund generally will be allocated between the Fund and the other ASI fund in a manner that the Advisers believe to be fair and equitable under the circumstances, in accordance with the Advisers’ trade allocation policies.

Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly

27

from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other ASI Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Advisers will devote as much time to the management of the Fund as the Advisers deem appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Advisers may have conflicts in allocating their time and services among the Fund and other funds managed or administered by the Advisers. The Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Advisers.

The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Advisers may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Advisers have responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Advisers will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Advisers, as applicable, will negotiate on behalf of the Fund (although a more developed market may exist for certain Senior Loans). The Fund may be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling Participations or Assignments to the Fund. The Advisers will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Advisers to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. See “Risk factors—Risks Relating to Investing in the Fund’s Common Shares—Risks of Senior Loans” in the prospectus. Affiliates of the Advisers may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Advisers do not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of

28

portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Advisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Advisers. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of MiFID II, the Aberdeen Group absorbs all research costs and generally no longer relies on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual Fund) served by the Advisers or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Advisers believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Advisers to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Advisers or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Advisers or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

29

The Advisers may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Advisers’ obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Advisers, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Advisers do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Advisers have an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’ brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Advisers. While the Advisers does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Advisers may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Advisers also received research services for the fiscal year ended October 31, 2018 are in the table below:

Total Dollar Amount of Transactions^	Total Commissions Paid on Such Transactions^
$16,919,412.00	$10,151.64

During the fiscal years ended October 31, 2018, 2017 and 2016, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2018	2017	2016
$10	$36	$48

During the fiscal year ended October 31, 2018, Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Advisers will effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing

30

the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rate of portfolio turnover in the fiscal years ended October 31, 2018 and October 31, 2017 was 103% and 95%, respectively.

Description of shares

Common Shares

The Fund’s Common Shares are described in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. An investor who acquires Common Shares in the Offer issued after the Record Date for a meeting of shareholders will not be entitled to vote such Common Shares, or otherwise participate with respect to such Common Shares, at such meeting. It is expected that an investor who acquires Common Shares in the Offer will be entitled to vote such Common Shares, or otherwise participate with respect to such Common Shares, at the Fund’s 2020 annual meeting of shareholders.

Preferred Shares

The terms of any preferred shares issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes an offering of preferred shares.  The rights, preferences, powers and privileges of such preferred shares may be set forth in an amendment or supplement to the Agreement and Declaration of Trust.

If the Board determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares, and possibly, the preferred shares.

Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board has authorized

31

repurchases of Common Shares through open market transactions if deemed necessary or desirable in reducing the discount from NAV in the market price of Common Shares, provided that the Fund may not repurchase more than 10% of its outstanding Common Shares in any calendar year. The Board may decide not to take any of the other aforementioned actions. In addition, there can be no assurance that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund’s net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Board currently has no intention to take any other action in response to a discount from NAV. Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Shares. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below NAV will result in an increase in the NAV of those Common Shares that remain outstanding. However, there can be no assurance that Common Share repurchases or tender offers at or below NAV will result in the Fund’s Common Shares trading at a price equal to their NAV.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

32

Tax matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Record Date Shareholders should review the discussion in the prospectus of the material U.S. federal income tax consequences of the Offer under “Tax matters—The Offer.”

Taxation of the Fund

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

33

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may also be eligible for treatment by non-corporate shareholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. See “Investment objectives and principal investment strategy—Use of leverage and related risks” for a description of the leverage

34

utilized by the Fund. Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Common Shares, in each case on a pro rata basis.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the fund.

Dividends distributed by the Fund to a corporate Common Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Common Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates (depending on

35

whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its Common Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the NAV of those Common Shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates, depending on whether the Common Shareholder’s income exceeds certain threshold amounts.

Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

36

Reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a Common Shareholder recognizes losses with respect to Common Shares of $2 million or more for an individual Common Shareholder or $10 million or more for a corporate Common Shareholder, the Common Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Shareholders and certain other Common Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Shareholder”) depends on whether the income that the Common Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

If the income that a non-U.S. Common Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the

37

taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Shareholder may also be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other Taxes

Common Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Advisers to vote the Fund’s proxies. Proxies are voted by the Advisers pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 , or (ii) on the SEC’s website at http://www.sec.gov.

38

Financial Statements

The Fund’s financial statements for the fiscal year ended October 31, 2018, together with the report thereon of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, and the unaudited financial statements for the fiscal period ended April 30, 2019 are incorporated in this SAI by reference to the Fund’s October 31, 2018 Annual Report and April 30, 2019 Semi-Annual Report. The address of KPMG LLP is 1601 Market Street, Philadelphia, PA 19103. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC, and consultation on matters related to the preparation and filing of tax returns. Information for the fiscal years October 31, 2016 and earlier were audited by the Fund’s previous independent registered public accounting firm.

A copy of the Fund’s October 31, 2018 Annual Report and April 30, 2019 Semi-Annual Report is available at the SEC’s website at www.sec.gov. Copies may also be obtained free of charge upon written or oral request from the Fund’s Information Agent, Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, NY NY 10104 at (866) 482-5136.

Legal counsel

Counsel to the Fund is Willkie Farr & Gallagher LLP.

Additional information

A registration statement on Form N-2, including amendments thereto, relating to the Offer, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund, the Common Shares and the Rights, reference is made to the registration statement. A copy of the registration statement may be reviewed on the SEC’s EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

39

Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.                                    Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.                                      Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•                  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•                  The nature and provisions of the financial obligation, and the promise we impute; and

•                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.                                      Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

B.                                    Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interests

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F3 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

B - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy voting guidelines

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of January 1, 2018

Where clients appoint Aberdeen Standard Investments (ASI) to vote proxies on their behalf policies have been established to vote these proxies in the best interests of our clients.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters  tailored to ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There are certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•                  where a portfolio manager owns the holding in a personal account

•                  An investee company that is also a Segregated Client

•                  An investee company where an Executive Director or Officer of our company is also a Director of that company

•                  An investee company where an employee of ASI is a Director of that company

•                  A significant distributor of our products

•                  Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

ASI publishes Stewardship Principles which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. They are published on our website.

B-1

Part C

Other information

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements
Report of Independent Registered Public Accounting Firm*
Schedule of Investments as of October 31, 2018*
Statement of Assets and Liabilities as of October 31, 2018*
Statement of Operations for the fiscal period ended October 31, 2018*
Statement to Change in Net Assets for the fiscal period ended October 31, 2018*
Notes to Financial Statements for the fiscal period ended October 31, 2018*
Financial Highlights for Common Shares outstanding during the fiscal period ended October 31, 2018**
Schedule of Investments as of April 30, 2019***
Statement of Assets and Liabilities as of April 30, 2019***
Statement of Operations for the fiscal period ended April 30, 2019***
Statement to Change in Net Assets for the fiscal period ended April 30, 2019***
Notes to Financial Statements for the fiscal period ended April 30, 2019***
Financial Highlights for Common Shares outstanding during the fiscal period ended April 30, 2019**

*                 Set forth in the Fund’s Annual Report to shareholders for the year ended October 31, 2018, which was filed with the Securities and Exchange Commission on January 7, 2019 pursuant to Rule 30(b)(2)-1 under the Investment Company Act of 1940 and incorporated by reference herein.

**          Filed herewith and included in the Prospectus.

***   Set forth in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2019, which was filed with the Securities and Exchange Commission on July 8, 2019 pursuant to Rule 30(b)(2)-1 under the Investment Company Act of 1940 and incorporated by reference herein.

(2)	Exhibits
	(a)(1)	Agreement and Declaration of Trust(1)
	(a)(2)	Amended and Restated Agreement and Declaration of Trust(2)
	(a)(3)	Amendment to the Amended and Restated Agreement and Declaration of Trust(6)
	(b)	By-Laws(2)
	(c)	Inapplicable
	(d)(1)	Articles 6, 7, 8 and 9 of the registrant’s Amended and Restated Agreement and Declaration of Trust and Articles 1, 6 and 7 of the registrant’s By-Laws are incorporated herein by reference
	(d)(2)	Form of Subscription Certificate(7)
	(d)(3)	Form of Notice of Guaranteed Delivery(7)
	(e)	Terms and Conditions of Dividend Reinvestment Plan(2)
	(f)	Inapplicable
	(g)(1)	Advisory Agreement(7)
	(g)(2)	Sub-Advisory Agreement(7)
	(h)	Form of Dealer Manager Agreement, including form of Selling Group Agreement and Soliciting Dealer Agreement(7)
	(i)	Inapplicable
	(j)(1)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (the “Amended and Restated Master Custodian Agreement”) dated June 1, 2010(7)
	(j)(2)	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement(7)
	(j)(3)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement (7)
	(j)(4)	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement(7)
	(j)(5)	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement(7)

(k)(1)	Transfer Agency and Service Agreement(2)
(k)(2)	Administration Agreement, dated December 1, 2017(6)
(k)(3)	Amended and Restated Investor Relations Service Agreement(6)
(k)(4)	Form of Information Agent Agreement(7)
(k)(5)	Form of Subscription Agent Agreement(7)
(k)(6)

Credit Agreement, dated as of November 30, 2018, between Aberdeen Income Credit Strategies Fund, lender parties thereto, and BNP Paribas as administrative agent and BNP Paribas Securities Corp., as sole lead arranger and sole book manager(6)

(k)(7)	Expense Reimbursement Letter Agreement, dated as of December 1, 2017, between Aberdeen Asset Managers Limited and Aberdeen Income Credit Strategies Fund(6)
(k)(8)	Form of Expense Reimbursement Letter Agreement, dated as of December 1, 2019, between Aberdeen Asset Managers Limited and Aberdeen Income Credit Strategies Fund(7)
(l)	Opinion and Consent of Richards, Layton & Finger, P.A.(7)
(m)	Inapplicable
(n)	Consent of Independent Registered Public Accounting Firm(7)
(o)	Inapplicable
(p)	Subscription Agreement(2)
(q)	Inapplicable
(r)(1)	Code of Ethics of the Fund (6)
(r)(2)	Code of Ethics of the Advisers (6)
(s)(1)	Power of Attorney for P. Gerald Malone(6)
(s)(2)	Power of Attorney for Nancy Yao Maasbach (6)
(s)(3)	Power of Attorney for John Sievwright(6)
(s)(4)	Power of Attorney for Randolph Takian(6)
(s)(5)	Power of Attorney for Christian Pittard(6)
(s)(6)	Power of Attorney for Andrea Melia(6)

(1)         Filed on October 19, 2010 with registrant’s Registration Statement on Form N-2 (File Nos. 333-170030 and 811-22485) and incorporated by reference herein.

(2)         Filed on December 27, 2010 with registrant’s Registration Statement on Form N-2 (File Nos. 333-170030 and 811-22485) and incorporated by reference herein.

(3)         Filed on February 16, 2012 with registrant’s Registration Statement on Form N-2 (File Nos. 333-170030 and 811-22485) and incorporated by reference herein.

(4)         Filed on March 8, 2013 with registrant’s Registration Statement on Form N-2 (File Nos. 333-187149 and 811-22485) and incorporated by reference herein.

(5)         Filed on April 12, 2013 with registrant’s Registration Statement on Form N-2 (File Nos. 333-187149 and 811-22485) and incorporated by reference herein.

(6)         Filed on August 27, 2019 with registrant’s Registration Statement on Form N-2 (File Nos. 333-233484 and 811-22485) and incorporated by reference herein.

(7)         Filed herewith.

Item 26.  Marketing Arrangements

Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission registration fee	$7,000.00
New York Stock Exchange listing fee	$46,000.00
Printing and postage (including subscription certificates)	$24,555.00
Accounting fees and expenses	$50,000.00
Legal fees and expenses	$135,000.00
Financial Industry Regulatory Authority fees	$10,000.00
Reimbursement of Dealer Manager expenses	$150,000.00
Subscription Agent fees and expenses	$100,000.00
Information Agent fees and expenses	$15,000.00
Miscellaneous	$36,000.00
Total	$573,555.00

Item 28.  Persons Controlled by or Under Common Control with the Registrant

None.

Item 29.  Number of Holders of Shares

The following table shows the number of holders of securities of the registrant as of October 1, 2019.

Title of Class	Number of Record Holders
Common shares of beneficial interest, par value $.001 per share	72

Item 30.  Indemnification

Article VIII of the Fund’s Amended and Restated Agreement and Declaration of Trust provides as follows:

SECTION 8.03   Indemnification of Trustees, Officers, etc.   Subject to the limitations, if applicable, hereinafter set forth in this Section 8.03, the Trust shall, upon the determination described in the immediately following sentence, indemnify each of its trustees, officers, and employees, and any Investment Adviser and any investment sub-adviser (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee, officer, director, employee or agent, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; or (iii) for a criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to

hereafter as “Disabling Conduct”).   A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified had not engaged in Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee had not engaged in Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in writing.   Notwithstanding the foregoing, expenses, including reasonable fees of counsel and accountants incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any action, suit or proceeding; provided that the Covered Person shall have undertaken to repay to the Trust the amounts so paid if it is ultimately determined that indemnification is not authorized under this Article 8 and either (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in writing, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

The Fund and the Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the 1933 Act.  The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith, gross negligence or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties and provides for indemnification by the Fund of the Adviser for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Adviser, subject to certain limitations and conditions.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Adviser

The descriptions of the Advisers under the caption “Management of the Fund” in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein.  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisers in the last two (2) years, reference is made to the Adviser’s (Aberdeen Asset Managers Limited) current Form ADV (File No.  801-75074) and Sub-Adviser’s (Aberdeen Standard Investments Inc.) current Form ADV (File No. 801-49966) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the registrant, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or at State Street Bank and Trust Company at State Street Financial Center, 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171 and (ii) by the Adviser, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

(1)       The registrant hereby undertakes to suspend the offering of shares until the prospectus is amended, if (a) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)       Not applicable.

(3)       The Registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

(4)       Not applicable.

(5)(a)  For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

(b)      For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)      The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and State of Pennsylvania, on the 8th day of October, 2019.

ABERDEEN INCOME CREDIT STRATEGIES FUND

By:	/s/ Christian Pittard*
Christian Pittard
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Christian Pittard*	Christian Pittard	October 8, 2019
President (Principal Executive Officer)

/s/ Andrea Melia*	Andrea Melia	October 8, 2019
Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ P. Gerald Malone*	P. Gerald Malone	October 8, 2019
Trustee

/s/ Nancy Yao Maasbach*	Nancy Yao Maasbach	October 8, 2019
Trustee

/s/ John Sievwright*	John Sievwright	October 8, 2019
Trustee

/s/ Randolph Takian*	Randolph Takian	October 8, 2019
Trustee

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith or heretofore.

/s/ Lucia Sitar	October 8, 2019
Lucia Sitar
Attorney-in-Fact

EXHIBIT INDEX

(d)(2)	Form of Subscription Certificate
(d)(3)	Form of Notice of Guaranteed Delivery
(g)(1)	Advisory Agreement
(g)(2)	Sub-Advisory Agreement
(h)	Form of Dealer Manager Agreement, including form of Selling Group Agreement and Soliciting Dealer Agreement
(j)(1)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (the “Amended and Restated Master Custodian Agreement”) dated June 1, 2010
(j)(2)	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement
(j)(3)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement
(j)(4)	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement
(j)(5)	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement
(k)(4)	Form of Information Agent Agreement
(k)(5)	Form of Subscription Agent Agreement
(k)(8)	Form of Expense Reimbursement Letter Agreement, dated as of December 1, 2019, between Aberdeen Asset Managers Limited and Aberdeen Income Credit Strategies Fund
(l)	Opinion and Consent of Richards, Layton & Finger, P.A.
(n)	Consent of Independent Registered Public Accounting Firm